UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

May 31, 2014

Columbia Dividend Income Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Dividend Income Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Dividend Income Fund

Performance Overview

Performance Summary

>  Columbia Dividend Income Fund (the Fund) Class A shares returned 15.25% excluding sales charges for the 12-month period that ended May 31, 2014.

>  The Fund underperformed its benchmark, the Russell 1000 Index, which returned 20.90% for the same time period.

>  Lack of exposure to more economically sensitive and highly priced momentum issues, including non-dividend-paying information technology and biotechnology stocks, held back the Fund's relative results, despite good performance from investments in the financial and industrial sectors.

Average Annual Total Returns (%) (for period ended May 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02
Excluding sales charges		15.25	16.36	8.90
Including sales charges		8.63	14.99	8.26
Class B	11/25/02
Excluding sales charges		14.33	15.49	8.09
Including sales charges		9.33	15.27	8.09
Class C	11/25/02
Excluding sales charges		14.33	15.48	8.10
Including sales charges		13.33	15.48	8.10
Class I*	09/27/10	15.72	16.79	9.25
Class R*	03/28/08	14.96	16.07	8.64
Class R4*	11/08/12	15.51	16.65	9.18
Class R5*	11/08/12	15.68	16.69	9.20
Class T	03/04/98
Excluding sales charges		15.19	16.30	8.86
Including sales charges		8.57	14.93	8.22
Class W*	09/27/10	15.21	16.37	8.94
Class Y*	11/08/12	15.72	16.71	9.21
Class Z	03/04/98	15.46	16.64	9.18
Russell 1000 Index		20.90	18.77	8.14

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Dividend Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2004 – May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Dividend Income Fund

Manager Discussion of Fund Performance

For the 12-month period that ended May 31, 2014, the Fund's Class A shares returned 15.25% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Index, which returned 20.90% for the same period. Most of the Fund's relative underperformance came during the first half of the period, when investors favored more speculative stocks — notably in the information technology and biotechnology groups — over the more stable growth, dividend-paying stocks that the Fund traditionally emphasizes. Investments in the financials and industrials sectors tended to help overall results, but not enough to overcome the effects of underexposure to high-momentum companies and disappointing performance by selections in the consumer discretionary and energy sectors.

Continued Economic Growth Drove Fed Action, Markets

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady growth that marked the 12-month period. Solid new job growth drove the unemployment rate down to 6.3%. Robust manufacturing activity boosted the nation's capacity utilization rate to a recovery high of 79.2% in March 2014. Personal income edged higher, borrowing increased and the savings rate declined. Consumer confidence generally rose during the 12-month period, reflecting consumer expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Investors welcomed reduced tensions in Washington, where an extended budget deal and the president's nomination of Janet Yellen as the new Federal Reserve (Fed) chair received bipartisan support. In December, the Fed announced that it would take a measured approach to tapering its monthly bond-buying program, beginning in January 2014. Further tapering commenced as the period wore on. Against this backdrop of generally positive economic news, interest rates were expected to rise — and they did in the first half of the period. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined in the second half, providing continued support to a rising U.S. stock market.

Contributors and Detractors

An overweight and good stock selection in the financials sector helped boost the Fund's relative performance, led by strong results from such established corporations as JP Morgan Chase, Wells Fargo and insurance broker Marsh McLennon. We did well to avoid low-dividend-paying and non-dividend-paying corporations, such as Citigroup and Berkshire Hathaway, as both underperformed this sector. Selection among industrials companies was also successful, led by strong performance by defense contractor Raytheon, aircraft manufacturer Boeing and diversified corporation Dover.

The shares of established, dividend-paying companies with healthy cash flows and strong balance sheets advanced but trailed the market appreciation of the favored highly priced and earnings momentum stocks over the period, especially during the first six months of the reporting period. In this environment, the Fund's emphasis on higher quality companies with better-than-average free cash

Portfolio Management

Scott Davis

Michael Barclay, CFA

Peter Santoro, CFA*

*Effective June 25, 2014, Mr. Santoro was named a Portfolio Manager of the Fund. David King no longer serves as a Portfolio Manager of the Fund.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investment Risks

Risks include stock market fluctuations due to business and economic developments. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium-quality debt securities are more speculative and incur more risk. Dividend payments are not guaranteed. The amount of a dividend payment, if any, can vary over time and issuers may reduce dividends paid on securities in the event of a recession or adverse event affecting a specific industry or issuer. See the Fund's prospectus for information on these and other risks.

Annual Report 2014
4

Columbia Dividend Income Fund

Manager Discussion of Fund Performance (continued)

flows and histories of paying healthy dividends led to a solid, double-digit total return that nevertheless fell short of that of the benchmark.

The Fund's positioning and selection in certain consumer discretionary, health care, energy and information technology stocks detracted from performance, as we avoided some of the more speculative names. In the consumer discretionary group, successful longer term holdings such as Home Depot and McDonald's fell out of favor and underperformed. We continued to hold them, although we sold another disappointing performer, toy-maker Mattel, after earnings fell short of expectations during the pivotal 2013 holiday sales season. In health care, the Fund had no exposure to non-dividend-paying biotechnology companies, many of which had explosive stock performance. Also hurting relative results in the health care group was a position in pharmaceutical company Pfizer, which stalled out amid concerns about restructuring.

In energy, integrated oil company Chevron underperformed, as did drilling firm Ensco before we sold it. The Fund also was hurt by its lack of exposure to such high-flying but non-dividend-paying information technology companies as Facebook and Google, while some more established holdings, such as IBM, trailed the market.

Looking Ahead

After a five-year market rally driven, in part, by Fed-induced speculation, stock prices have increased to levels that raise concerns about risk. While we cannot predict future market trends with any certainty, it is interesting to note that some formerly high-flying stocks already have declined, while more established companies, with healthy dividend payments, have improved in relative performance.

Going forward, we intend to maintain our focus on investments in higher quality companies, with healthy free cash flows and the ability to sustain and grow dividends. This is a relatively conservative process that pays careful attention to risk as well as opportunity. We plan to continue to focus on seeking good risk-adjusted returns over the longer term.

Top Ten Holdings (%) (at May 31, 2014)
Verizon Communications, Inc.	3.2
Johnson & Johnson	2.9
Pfizer, Inc.	2.8
Merck & Co., Inc.	2.7
Microsoft Corp.	2.6
Wells Fargo & Co.	2.4
JPMorgan Chase & Co.	2.4
AbbVie, Inc.	2.3
Chevron Corp.	2.3
Home Depot, Inc. (The)	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2014)
Common Stocks	97.8
Consumer Discretionary	8.9
Consumer Staples	9.9
Energy	10.5
Financials	17.9
Health Care	13.7
Industrials	10.7
Information Technology	14.1
Materials	3.6
Telecommunication Services	4.1
Utilities	4.4
Exchange-Traded Funds	1.1
Money Market Funds	1.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2014
5

Columbia Dividend Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,067.00	1,019.85	5.26	5.14	1.02
Class B	1,000.00	1,000.00	1,063.00	1,016.11	9.10	8.90	1.77
Class C	1,000.00	1,000.00	1,063.00	1,016.11	9.10	8.90	1.77
Class I	1,000.00	1,000.00	1,069.80	1,022.04	2.99	2.92	0.58
Class R	1,000.00	1,000.00	1,065.70	1,018.60	6.54	6.39	1.27
Class R4	1,000.00	1,000.00	1,068.60	1,021.09	3.97	3.88	0.77
Class R5	1,000.00	1,000.00	1,068.70	1,021.74	3.30	3.23	0.64
Class T	1,000.00	1,000.00	1,066.80	1,019.60	5.51	5.39	1.07
Class W	1,000.00	1,000.00	1,067.20	1,019.85	5.26	5.14	1.02
Class Y	1,000.00	1,000.00	1,068.90	1,021.99	3.04	2.97	0.59
Class Z	1,000.00	1,000.00	1,067.70	1,021.09	3.97	3.88	0.77

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2014
6

Columbia Dividend Income Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.6%

Issuer	Shares	Value ($)
Consumer Discretionary 8.8%
Hotels, Restaurants & Leisure 1.5%
McDonald's Corp.	1,320,000	133,887,600
Media 2.6%
Comcast Corp., Class A	1,752,000	91,454,400
Time Warner, Inc.	2,070,000	144,548,100
Total		236,002,500
Multiline Retail 1.2%
Macy's, Inc.	1,850,000	110,796,500
Specialty Retail 2.3%
Home Depot, Inc. (The)	2,515,000	201,778,450
Textiles, Apparel & Luxury Goods 1.2%
Hanesbrands, Inc.	575,000	48,777,250
VF Corp.	980,000	61,759,600
Total		110,536,850
Total Consumer Discretionary		793,001,900
Consumer Staples 9.9%
Beverages 0.8%
Coca-Cola Co. (The)	1,875,000	76,706,250
Food & Staples Retailing 1.2%
CVS Caremark Corp.	750,000	58,740,000
Wal-Mart Stores, Inc.	600,000	46,062,000
Total		104,802,000
Food Products 1.8%
General Mills, Inc.	1,275,000	70,035,750
Kellogg Co.	715,000	49,320,700
Kraft Foods Group, Inc.	760,000	45,189,600
Total		164,546,050
Household Products 2.6%
Kimberly-Clark Corp.	930,000	104,485,500
Procter & Gamble Co. (The)	1,580,000	127,648,200
Total		232,133,700
Tobacco 3.5%
Altria Group, Inc.	2,860,000	118,861,600

Common Stocks (continued)

Issuer	Shares	Value ($)
Philip Morris International, Inc.	2,200,000	194,788,000
Total		313,649,600
Total Consumer Staples		891,837,600
Energy 10.5%
Energy Equipment & Services 1.6%
Schlumberger Ltd.	1,325,000	137,853,000
Oil, Gas & Consumable Fuels 8.9%
BP PLC, ADR	945,000	47,675,250
Chevron Corp.	1,670,000	205,059,300
ConocoPhillips	1,575,000	125,905,500
Exxon Mobil Corp.	1,850,000	185,980,500
Occidental Petroleum Corp.	490,000	48,848,100
Phillips 66	1,040,000	88,181,600
Royal Dutch Shell PLC, ADR	1,270,000	99,822,000
Total		801,472,250
Total Energy		939,325,250
Financials 17.9%
Banks 7.9%
Fifth Third Bancorp	2,850,000	58,966,500
JPMorgan Chase & Co.	3,800,000	211,166,000
PNC Financial Services Group, Inc. (The)	1,050,000	89,533,500
U.S. Bancorp	3,258,000	137,455,020
Wells Fargo & Co.	4,250,000	215,815,000
Total		712,936,020
Capital Markets 2.8%
BlackRock, Inc.	437,000	133,241,300
Northern Trust Corp.	1,028,000	62,091,200
T. Rowe Price Group, Inc.	700,000	57,071,000
Total		252,403,500
Consumer Finance 1.0%
American Express Co.	1,000,000	91,500,000
Diversified Financial Services 0.8%
CME Group, Inc.	980,000	70,560,000

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
7

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Insurance 4.1%
ACE Ltd.	775,000	80,375,250
Chubb Corp. (The)	700,000	64,862,000
Marsh & McLennan Companies, Inc.	2,250,000	113,107,500
MetLife, Inc.	2,110,000	107,462,300
Total		365,807,050
Real Estate Investment Trusts (REITs) 1.3%
Public Storage	355,000	61,194,900
Simon Property Group, Inc.	298,000	49,605,080
Washington Prime Group, Inc.(a)	149,000	2,963,610
Total		113,763,590
Total Financials		1,606,970,160
Health Care 13.7%
Biotechnology 2.1%
Amgen, Inc.	1,610,000	186,743,900
Pharmaceuticals 11.6%
AbbVie, Inc.	3,800,000	206,454,000
Johnson & Johnson	2,495,000	253,142,700
Merck & Co., Inc.	4,170,000	241,276,200
Pfizer, Inc.	8,325,000	246,669,750
Roche Holding AG, ADR	2,650,000	97,758,500
Total		1,045,301,150
Total Health Care		1,232,045,050
Industrials 10.7%
Aerospace & Defense 5.9%
Boeing Co. (The)	1,275,000	172,443,750
Honeywell International, Inc.	1,605,000	149,505,750
Raytheon Co.	1,575,000	153,672,750
United Technologies Corp.	475,000	55,204,500
Total		530,826,750
Air Freight & Logistics 1.1%
United Parcel Service, Inc., Class B	975,000	101,283,000

Common Stocks (continued)

Issuer	Shares	Value ($)
Commercial Services & Supplies 0.7%
Waste Management, Inc.	1,336,000	59,692,480
Electrical Equipment 0.6%
Emerson Electric Co.	775,000	51,715,750
Machinery 2.4%
Dover Corp.	1,100,000	95,898,000
Illinois Tool Works, Inc.	565,000	48,900,750
Parker Hannifin Corp.	592,000	74,136,160
Total		218,934,910
Total Industrials		962,452,890
Information Technology 14.0%
Communications Equipment 1.7%
Cisco Systems, Inc.	4,325,000	106,481,500
QUALCOMM, Inc.	550,000	44,247,500
Total		150,729,000
IT Services 3.5%
Accenture PLC, Class A	1,056,000	86,011,200
Automatic Data Processing, Inc.	1,220,000	97,209,600
International Business Machines Corp.	725,000	133,661,000
Total		316,881,800
Semiconductors & Semiconductor Equipment 3.7%
Intel Corp.	5,650,000	154,358,000
KLA-Tencor Corp.	1,425,000	93,366,000
Texas Instruments, Inc.	1,750,000	82,215,000
Total		329,939,000
Software 3.0%
Microsoft Corp.	5,600,000	229,264,000
Oracle Corp.	1,065,000	44,751,300
Total		274,015,300
Technology Hardware, Storage & Peripherals 2.1%
Apple, Inc.	162,000	102,546,000
EMC Corp.	3,255,000	86,452,800
Total		188,998,800
Total Information Technology		1,260,563,900

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
8

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 3.6%
Chemicals 3.1%
EI du Pont de Nemours & Co.	1,620,000	112,282,200
LyondellBasell Industries NV, Class A	745,000	74,179,650
Sherwin-Williams Co. (The)	450,000	92,074,500
Total		278,536,350
Containers & Packaging 0.5%
Sonoco Products Co.	1,125,000	47,520,000
Total Materials		326,056,350
Telecommunication Services 4.1%
Diversified Telecommunication Services 4.1%
AT&T, Inc.	2,482,000	88,036,540
Verizon Communications, Inc.	5,672,200	283,383,112
Total		371,419,652
Total Telecommunication Services		371,419,652
Utilities 4.4%
Electric Utilities 2.2%
American Electric Power Co., Inc.	1,225,000	65,353,750
Duke Energy Corp.	572,000	40,657,760
NextEra Energy, Inc.	518,000	50,432,480
Northeast Utilities	1,035,000	46,989,000
Total		203,432,990

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 2.2%
CMS Energy Corp.	1,577,000	46,915,750
Dominion Resources, Inc.	697,000	48,065,120
Sempra Energy	527,000	52,884,450
Wisconsin Energy Corp.	1,025,000	46,658,000
Total		194,523,320
Total Utilities		397,956,310
Total Common Stocks (Cost: $6,068,298,546)		8,781,629,062
Exchange-Traded Funds 1.0%
SPDR S&P 500 ETF Trust	500,000	96,315,000
Total Exchange-Traded Funds (Cost: $71,016,623)		96,315,000
Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.088%(b)(c)	97,058,448	97,058,448
Total Money Market Funds (Cost: $97,058,448)		97,058,448
Total Investments (Cost: $6,236,373,617)		8,975,002,510
Other Assets & Liabilities, Net		24,202,746
Net Assets		8,999,205,256

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at May 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	256,826,440	1,371,632,433	(1,531,400,425)	97,058,448	211,788	97,058,448

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
9

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
10

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2014

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	793,001,900	—	—	793,001,900
Consumer Staples	891,837,600	—	—	891,837,600
Energy	939,325,250	—	—	939,325,250
Financials	1,606,970,160	—	—	1,606,970,160
Health Care	1,232,045,050	—	—	1,232,045,050
Industrials	962,452,890	—	—	962,452,890
Information Technology	1,260,563,900	—	—	1,260,563,900
Materials	326,056,350	—	—	326,056,350
Telecommunication Services	371,419,652	—	—	371,419,652
Utilities	397,956,310	—	—	397,956,310
Exchange-Traded Funds	96,315,000	—	—	96,315,000
Total Equity Securities	8,877,944,062	—	—	8,877,944,062
Mutual Funds
Money Market Funds	97,058,448	—	—	97,058,448
Total Mutual Funds	97,058,448	—	—	97,058,448
Total	8,975,002,510	—	—	8,975,002,510

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement

Annual Report 2014
11

Columbia Dividend Income Fund

Statement of Assets and Liabilities

May 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $6,139,315,169)	$8,877,944,062
Affiliated issuers (identified cost $97,058,448)	97,058,448
Total investments (identified cost $6,236,373,617)	8,975,002,510
Receivable for:
Capital shares sold	14,817,950
Dividends	27,521,051
Reclaims	587,760
Prepaid expenses	10,450
Trustees' deferred compensation plan	176,711
Total assets	9,018,116,432
Liabilities
Payable for:
Capital shares purchased	16,442,916
Investment management fees	128,656
Distribution and/or service fees	36,281
Transfer agent fees	1,830,813
Administration fees	10,876
Chief compliance officer expenses	794
Other expenses	284,129
Trustees' deferred compensation plan	176,711
Total liabilities	18,911,176
Net assets applicable to outstanding capital stock	$8,999,205,256
Represented by
Paid-in capital	$5,958,953,535
Undistributed net investment income	38,551,721
Accumulated net realized gain	263,071,107
Unrealized appreciation (depreciation) on:
Investments	2,738,628,893
Total — representing net assets applicable to outstanding capital stock	$8,999,205,256

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Dividend Income Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A
Net assets	$2,556,781,925
Shares outstanding	134,456,647
Net asset value per share	$19.02
Maximum offering price per share(a)	$20.18
Class B
Net assets	$12,895,719
Shares outstanding	695,588
Net asset value per share	$18.54
Class C
Net assets	$601,468,038
Shares outstanding	32,461,466
Net asset value per share	$18.53
Class I
Net assets	$233,625,577
Shares outstanding	12,260,418
Net asset value per share	$19.06
Class R
Net assets	$87,405,701
Shares outstanding	4,595,851
Net asset value per share	$19.02
Class R4
Net assets	$123,273,672
Shares outstanding	6,398,617
Net asset value per share	$19.27
Class R5
Net assets	$156,524,790
Shares outstanding	8,127,003
Net asset value per share	$19.26
Class T
Net assets	$85,510,613
Shares outstanding	4,496,570
Net asset value per share	$19.02
Maximum offering price per share(a)	$20.18
Class W
Net assets	$193,000
Shares outstanding	10,154
Net asset value per share	$19.01
Class Y
Net assets	$78,674,180
Shares outstanding	4,082,214
Net asset value per share	$19.27
Class Z
Net assets	$5,062,852,041
Shares outstanding	266,003,764
Net asset value per share	$19.03

(a)   The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Dividend Income Fund

Statement of Operations

Year Ended May 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$262,675,161
Dividends — affiliated issuers	211,788
Foreign taxes withheld	(1,212,898)
Total income	261,674,051
Expenses:
Investment management fees	45,795,703
Distribution and/or service fees
Class A	6,506,805
Class B	140,963
Class C	5,364,908
Class R	401,408
Class T	251,295
Class W	8,715
Transfer agent fees
Class A	4,768,041
Class B	25,815
Class C	982,979
Class R	147,068
Class R4	143,958
Class R5	58,363
Class T	153,399
Class W	6,271
Class Z	9,025,029
Administration fees	3,874,276
Compensation of board members	241,784
Custodian fees	52,790
Printing and postage fees	450,859
Registration fees	400,069
Professional fees	304,952
Chief compliance officer expenses	4,527
Other	227,212
Total expenses	79,337,189
Expense reductions	(7,399)
Total net expenses	79,329,790
Net investment income	182,344,261
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	380,405,883
Net realized gain	380,405,883
Net change in unrealized appreciation (depreciation) on:
Investments	701,650,579
Net change in unrealized appreciation (depreciation)	701,650,579
Net realized and unrealized gain	1,082,056,462
Net increase in net assets resulting from operations	$1,264,400,723

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Dividend Income Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Operations
Net investment income	$182,344,261	$166,264,861
Net realized gain	380,405,883	69,905,495
Net change in unrealized appreciation (depreciation)	701,650,579	1,378,068,459
Net increase in net assets resulting from operations	1,264,400,723	1,614,238,815
Distributions to shareholders
Net investment income
Class A	(48,774,426)	(45,439,482)
Class B	(163,709)	(231,152)
Class C	(6,162,553)	(5,327,096)
Class I	(6,727,718)	(7,854,718)
Class R	(1,296,709)	(962,094)
Class R4	(1,589,980)	(4,354)
Class R5	(2,521,637)	(195,539)
Class T	(1,525,087)	(1,758,903)
Class W	(60,409)	(1,042,733)
Class Y	(918,221)	(36)
Class Z	(104,137,594)	(100,753,258)
Net realized gains
Class A	(36,631,156)	—
Class B	(197,597)	—
Class C	(7,635,089)	—
Class I	(4,234,144)	—
Class R	(1,091,386)	—
Class R4	(1,296,331)	—
Class R5	(1,582,324)	—
Class T	(1,131,873)	—
Class W	(4,208)	—
Class Y	(870,609)	—
Class Z	(67,557,777)	—
Total distributions to shareholders	(296,110,537)	(163,569,365)
Increase (decrease) in net assets from capital stock activity	(399,830,870)	1,131,235,200
Total increase in net assets	568,459,316	2,581,904,650
Net assets at beginning of year	8,430,745,940	5,848,841,290
Net assets at end of year	$8,999,205,256	$8,430,745,940
Undistributed net investment income	$38,551,721	$30,930,058

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Dividend Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	36,055,778	636,504,270	55,134,578	848,069,779
Distributions reinvested	4,496,666	78,829,571	2,786,791	42,003,889
Redemptions	(53,787,698)	(962,833,781)	(34,094,313)	(526,484,838)
Net increase (decrease)	(13,235,254)	(247,499,940)	23,827,056	363,588,830
Class B shares
Subscriptions	89,255	1,522,927	155,626	2,307,875
Distributions reinvested	16,521	283,289	12,336	180,553
Redemptions(b)	(313,940)	(5,463,321)	(371,808)	(5,525,464)
Net decrease	(208,164)	(3,657,105)	(203,846)	(3,037,036)
Class C shares
Subscriptions	8,354,924	143,831,392	10,095,798	151,475,120
Distributions reinvested	641,692	11,021,164	286,010	4,207,040
Redemptions	(4,202,097)	(73,154,169)	(3,206,220)	(48,033,266)
Net increase	4,794,519	81,698,387	7,175,588	107,648,894
Class I shares
Subscriptions	9,631,223	169,505,506	7,977,018	121,334,158
Distributions reinvested	628,117	10,961,728	520,345	7,854,636
Redemptions	(16,758,388)	(298,440,368)	(9,164,265)	(145,535,773)
Net decrease	(6,499,048)	(117,973,134)	(666,902)	(16,346,979)
Class R shares
Subscriptions	1,436,715	25,425,514	2,893,563	44,275,976
Distributions reinvested	116,051	2,041,163	49,849	756,171
Redemptions	(1,236,288)	(22,071,238)	(968,736)	(14,935,561)
Net increase	316,478	5,395,439	1,974,676	30,096,586
Class R4 shares
Subscriptions	5,872,195	106,859,442	2,232,048	37,798,375
Distributions reinvested	158,177	2,829,629	264	4,324
Redemptions	(1,795,401)	(32,248,824)	(68,666)	(1,166,135)
Net increase	4,234,971	77,440,247	2,163,646	36,636,564
Class R5 shares
Subscriptions	5,721,692	102,523,878	3,881,879	64,071,911
Distributions reinvested	219,606	3,916,104	11,861	194,042
Redemptions	(1,578,647)	(28,835,154)	(129,388)	(2,244,114)
Net increase	4,362,651	77,604,828	3,764,352	62,021,839

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Dividend Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class T shares
Subscriptions	45,786	809,219	67,273	1,012,626
Distributions reinvested	124,591	2,185,641	96,746	1,453,424
Redemptions	(619,844)	(11,017,024)	(757,086)	(11,608,520)
Net decrease	(449,467)	(8,022,164)	(593,067)	(9,142,470)
Class W shares
Subscriptions	113,460	1,959,011	1,292,912	19,320,811
Distributions reinvested	3,839	64,498	70,316	1,042,663
Redemptions	(656,856)	(11,525,403)	(4,226,000)	(65,642,521)
Net decrease	(539,557)	(9,501,894)	(2,862,772)	(45,279,047)
Class Y shares
Subscriptions	4,491,964	80,781,456	76,146	1,255,551
Distributions reinvested	99,355	1,788,719	— (c)	3
Redemptions	(578,024)	(10,515,348)	(7,227)	(120,046)
Net increase	4,013,295	72,054,827	68,919	1,135,508
Class Z shares
Subscriptions	46,759,781	827,016,801	102,903,567	1,567,502,490
Distributions reinvested	5,022,547	88,070,335	3,458,110	52,224,138
Redemptions	(69,756,764)	(1,242,457,497)	(65,428,661)	(1,015,814,117)
Net increase (decrease)	(17,974,436)	(327,370,361)	40,933,016	603,912,511
Total net increase (decrease)	(21,184,012)	(399,830,870)	75,580,666	1,131,235,200

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

(c) Rounds to zero.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Dividend Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,						Year Ended September 30,
Class A	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$17.05		$13.96		$12.16		$12.12		$11.18		$12.01
Income from investment operations:
Net investment income	0.35		0.34		0.25		0.29		0.28		0.29
Net realized and unrealized gain (loss)	2.20		3.09		1.73		0.03	(b)	0.94		(0.86)
Total from investment operations	2.55		3.43		1.98		0.32		1.22		(0.57)
Less distributions to shareholders:
Net investment income	(0.34)		(0.34)		(0.18)		(0.28)		(0.28)		(0.27)
Net realized gains	(0.24)		—		—		—		—		—
Total distributions to shareholders	(0.58)		(0.34)		(0.18)		(0.28)		(0.28)		(0.27)
Proceeds from regulatory settlements	—		—		—		—		—		0.01
Net asset value, end of period	$19.02		$17.05		$13.96		$12.16		$12.12		$11.18
Total return	15.25%		24.91%		16.26%		2.56%		11.02%		(4.33%)
Ratios to average net assets(c)
Total gross expenses	1.02%		1.04%		1.06	%(d)	1.09%		1.07%		1.11%
Total net expenses(e)	1.02	%(f)	1.03	%(f)	1.00	%(d)	1.03	%(f)	1.05	%(f)	1.05	%(f)
Net investment income	1.96%		2.20%		2.71	%(d)	2.23%		2.41%		2.88%
Supplemental data
Net assets, end of period (in thousands)	$2,556,782		$2,518,406		$1,729,495		$1,103,389		$728,219		$483,916
Portfolio turnover	19%		24%		23%		20%		17%		23%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class B	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$16.64		$13.63		$11.89		$11.86		$10.94		$11.75
Income from investment operations:
Net investment income	0.21		0.22		0.18		0.19		0.19		0.21
Net realized and unrealized gain (loss)	2.14		3.02		1.69		0.03	(b)	0.93		(0.82)
Total from investment operations	2.35		3.24		1.87		0.22		1.12		(0.61)
Less distributions to shareholders:
Net investment income	(0.21)		(0.23)		(0.13)		(0.19)		(0.20)		(0.20)
Net realized gains	(0.24)		—		—		—		—		—
Total distributions to shareholders	(0.45)		(0.23)		(0.13)		(0.19)		(0.20)		(0.20)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(c)
Net asset value, end of period	$18.54		$16.64		$13.63		$11.89		$11.86		$10.94
Total return	14.33%		23.99%		15.69%		1.74%		10.24%		(4.97%)
Ratios to average net assets(d)
Total gross expenses	1.77%		1.79%		1.81	%(e)	1.85%		1.82%		1.86%
Total net expenses(f)	1.77	%(g)	1.77	%(g)	1.75	%(e)	1.79	%(g)	1.80	%(g)	1.80	%(g)
Net investment income	1.22%		1.47%		1.96	%(e)	1.48%		1.67%		2.18%
Supplemental data
Net assets, end of period (in thousands)	$12,896		$15,034		$15,095		$15,659		$21,126		$28,006
Portfolio turnover	19%		24%		23%		20%		17%		23%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class C	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$16.63		$13.62		$11.88		$11.85		$10.93		$11.74
Income from investment operations:
Net investment income	0.21		0.22		0.18		0.19		0.19		0.20
Net realized and unrealized gain (loss)	2.13		3.02		1.69		0.03	(b)	0.93		(0.82)
Total from investment operations	2.34		3.24		1.87		0.22		1.12		(0.62)
Less distributions to shareholders:
Net investment income	(0.20)		(0.23)		(0.13)		(0.19)		(0.20)		(0.20)
Net realized gains	(0.24)		—		—		—		—		—
Total distributions to shareholders	(0.44)		(0.23)		(0.13)		(0.19)		(0.20)		(0.20)
Proceeds from regulatory settlements	—		—		—		—		—		0.01
Net asset value, end of period	$18.53		$16.63		$13.62		$11.88		$11.85		$10.93
Total return	14.33%		24.00%		15.71%		1.74%		10.25%		(4.98%)
Ratios to average net assets(c)
Total gross expenses	1.77%		1.79%		1.81	%(d)	1.84%		1.82%		1.86%
Total net expenses(e)	1.77	%(f)	1.78	%(f)	1.75	%(d)	1.78	%(f)	1.80	%(f)	1.80	%(f)
Net investment income	1.24%		1.45%		1.96	%(d)	1.49%		1.66%		2.08%
Supplemental data
Net assets, end of period (in thousands)	$601,468		$459,966		$279,093		$181,875		$94,091		$48,438
Portfolio turnover	19%		24%		23%		20%		17%		23%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class I	2014	2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$17.09	$13.99	$12.18		$12.13		$12.14
Income from investment operations:
Net investment income	0.42	0.41	0.28		0.35		0.01
Net realized and unrealized gain (loss)	2.20	3.09	1.73		0.03	(c)	(0.02)
Total from investment operations	2.62	3.50	2.01		0.38		(0.01)
Less distributions to shareholders:
Net investment income	(0.41)	(0.40)	(0.20)		(0.33)		—
Net realized gains	(0.24)	—	—		—		—
Total distributions to shareholders	(0.65)	(0.40)	(0.20)		(0.33)		—
Net asset value, end of period	$19.06	$17.09	$13.99		$12.18		$12.13
Total return	15.72%	25.42%	16.53%		3.02%		(0.08%)
Ratios to average net assets(d)
Total gross expenses	0.58%	0.60%	0.63	%(e)	0.67%		0.71	%(e)
Total net expenses(f)	0.58%	0.60%	0.63	%(e)	0.67	%(g)	0.71	%(e)(g)
Net investment income	2.35%	2.64%	3.08	%(e)	2.62%		8.17	%(e)
Supplemental data
Net assets, end of period (in thousands)	$233,626	$320,524	$271,694		$249,778		$2
Portfolio turnover	19%	24%	23%		20%		17%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class R	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$17.05		$13.96		$12.17		$12.13		$11.18		$12.01
Income from investment operations:
Net investment income	0.31		0.30		0.23		0.26		0.27		0.28
Net realized and unrealized gain (loss)	2.19		3.09		1.72		0.03	(b)	0.93		(0.86)
Total from investment operations	2.50		3.39		1.95		0.29		1.20		(0.58)
Less distributions to shareholders:
Net investment income	(0.29)		(0.30)		(0.16)		(0.25)		(0.25)		(0.25)
Net realized gains	(0.24)		—		—		—		—		—
Total distributions to shareholders	(0.53)		(0.30)		(0.16)		(0.25)		(0.25)		(0.25)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(c)
Net asset value, end of period	$19.02		$17.05		$13.96		$12.17		$12.13		$11.18
Total return	14.96%		24.60%		16.03%		2.30%		10.84%		(4.57%)
Ratios to average net assets(d)
Total gross expenses	1.27%		1.29%		1.31	%(e)	1.34%		1.32%		1.36%
Total net expenses(f)	1.27	%(g)	1.28	%(g)	1.25	%(e)	1.28	%(g)	1.30	%(g)	1.30	%(g)
Net investment income	1.73%		1.95%		2.46	%(e)	1.98%		2.27%		2.59%
Supplemental data
Net assets, end of period (in thousands)	$87,406		$72,979		$32,183		$13,101		$8,577		$657
Portfolio turnover	19%		24%		23%		20%		17%		23%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$17.27		$14.65
Income from investment operations:
Net investment income	0.42		0.20
Net realized and unrealized gain	2.20		2.60
Total from investment operations	2.62		2.80
Less distributions to shareholders:
Net investment income	(0.38)		(0.18)
Net realized gains	(0.24)		—
Total distributions to shareholders	(0.62)		(0.18)
Net asset value, end of period	$19.27		$17.27
Total return	15.51%		19.22%
Ratios to average net assets(b)
Total gross expenses	0.77%		0.82	%(c)
Total net expenses(d)	0.77	%(e)	0.82	%(c)
Net investment income	2.29%		2.17	%(c)
Supplemental data
Net assets, end of period (in thousands)	$123,274		$37,359
Portfolio turnover	19%		24%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$17.26	$14.65
Income from investment operations:
Net investment income	0.43	0.22
Net realized and unrealized gain	2.21	2.58
Total from investment operations	2.64	2.80
Less distributions to shareholders:
Net investment income	(0.40)	(0.19)
Net realized gains	(0.24)	—
Total distributions to shareholders	(0.64)	(0.19)
Net asset value, end of period	$19.26	$17.26
Total return	15.68%	19.27%
Ratios to average net assets(b)
Total gross expenses	0.64%	0.65	%(c)
Total net expenses(d)	0.64%	0.65	%(c)
Net investment income	2.41%	2.41	%(c)
Supplemental data
Net assets, end of period (in thousands)	$156,525	$64,986
Portfolio turnover	19%	24%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class T	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$17.05		$13.96		$12.17		$12.13		$11.18		$12.01
Income from investment operations:
Net investment income	0.34		0.33		0.24		0.29		0.28		0.29
Net realized and unrealized gain (loss)	2.20		3.09		1.72		0.03	(b)	0.95		(0.85)
Total from investment operations	2.54		3.42		1.96		0.32		1.23		(0.56)
Less distributions to shareholders:
Net investment income	(0.33)		(0.33)		(0.17)		(0.28)		(0.28)		(0.27)
Net realized gains	(0.24)		—		—		—		—		—
Total distributions to shareholders	(0.57)		(0.33)		(0.17)		(0.28)		(0.28)		(0.27)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(c)
Net asset value, end of period	$19.02		$17.05		$13.96		$12.17		$12.13		$11.18
Total return	15.19%		24.85%		16.14%		2.51%		11.06%		(4.38%)
Ratios to average net assets(d)
Total gross expenses	1.07%		1.09%		1.11	%(e)	1.15%		1.12%		1.16%
Total net expenses(f)	1.07	%(g)	1.08	%(g)	1.05	%(e)	1.09	%(g)	1.10	%(g)	1.10	%(g)
Net investment income	1.92%		2.16%		2.65	%(e)	2.18%		2.36%		2.87%
Supplemental data
Net assets, end of period (in thousands)	$85,511		$84,342		$77,344		$72,421		$80,405		$73,773
Portfolio turnover	19%		24%		23%		20%		17%		23%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class W	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$17.05		$13.96		$12.16		$12.12		$12.13
Income from investment operations:
Net investment income	0.31		0.33		0.25		0.30		0.01
Net realized and unrealized gain (loss)	2.23		3.10		1.73		0.02	(c)	(0.02)
Total from investment operations	2.54		3.43		1.98		0.32		(0.01)
Less distributions to shareholders:
Net investment income	(0.34)		(0.34)		(0.18)		(0.28)		—
Net realized gains	(0.24)		—		—		—		—
Total distributions to shareholders	(0.58)		(0.34)		(0.18)		(0.28)		—
Net asset value, end of period	$19.01		$17.05		$13.96		$12.16		$12.12
Total return	15.21%		24.91%		16.27%		2.57%		(0.08%)
Ratios to average net assets(d)
Total gross expenses	1.00%		1.04%		1.05	%(e)	1.08%		1.06	%(e)
Total net expenses(f)	1.00	%(g)	1.02	%(g)	1.00	%(e)	1.00	%(g)	1.05	%(e)(g)
Net investment income	1.75%		2.20%		2.71	%(e)	2.28%		7.83	%(e)
Supplemental data
Net assets, end of period (in thousands)	$193		$9,373		$47,647		$43,525		$2
Portfolio turnover	19%		24%		23%		20%		17%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Y	2014	2013(a)
Per share data
Net asset value, beginning of period	$17.27	$14.66
Income from investment operations
Net investment income	0.47	0.23
Net realized and unrealized gain	2.18	2.58
Total from investment operations	2.65	2.81
Less distributions to shareholders:
Net investment income	(0.41)	(0.20)
Net realized gains	(0.24)	—
Total distributions to shareholders	(0.65)	(0.20)
Net asset value, end of period	$19.27	$17.27
Total return	15.72%	19.29%
Ratios to average net assets(b)
Total gross expenses	0.59%	0.60	%(c)
Total net expenses(d)	0.59%	0.60	%(c)
Net investment income	2.58%	2.49	%(c)
Supplemental data
Net assets, end of period (in thousands)	$78,674	$1,190
Portfolio turnover	19%	24%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended September 30,
Class Z	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$17.07		$13.97		$12.17		$12.13		$11.18		$12.01
Income from investment operations:
Net investment income	0.39		0.38		0.27		0.33		0.31		0.31
Net realized and unrealized gain (loss)	2.19		3.10		1.72		0.03	(b)	0.95		(0.85)
Total from investment operations	2.58		3.48		1.99		0.36		1.26		(0.54)
Less distributions to shareholders:
Net investment income	(0.38)		(0.38)		(0.19)		(0.32)		(0.31)		(0.30)
Net realized gains	(0.24)		—		—		—		—		—
Total distributions to shareholders	(0.62)		(0.38)		(0.19)		(0.32)		(0.31)		(0.30)
Proceeds from regulatory settlements	—		—		—		—		—		0.01
Net asset value, end of period	$19.03		$17.07		$13.97		$12.17		$12.13		$11.18
Total return	15.46%		25.27%		16.39%		2.82%		11.38%		(4.10%)
Ratios to average net assets(c)
Total gross expenses	0.77%		0.79%		0.80	%(d)	0.84%		0.82%		0.86%
Total net expenses(e)	0.77	%(f)	0.78	%(f)	0.75	%(d)	0.79	%(f)	0.80	%(f)	0.80	%(f)
Net investment income	2.22%		2.46%		2.96	%(d)	2.48%		2.66%		3.15%
Supplemental data
Net assets, end of period (in thousands)	$5,062,852		$4,846,586		$3,396,290		$2,227,757		$1,591,420		$1,060,268
Portfolio turnover	19%		24%		23%		20%		17%		23%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Dividend Income Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ

Annual Report 2014
29

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2014

official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise

Annual Report 2014
30

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2014

tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.52% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.04% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5

Annual Report 2014
31

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2014

shares. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended May 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class R	0.18
Class R4	0.18
Class R5	0.05
Class T	0.18
Class W	0.18
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, these minimum account balance fees reduced total expenses by $7,399.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended May 31, 2014 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,198,116 for Class A, $5,686 for Class B, $64,964 for Class C, and $4,738 for Class T shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	October 1, 2013 through September 30, 2014	Prior to October 1, 2013
Class A	1.16%	1.19%
Class B	1.91	1.94
Class C	1.91	1.94
Class I	0.78	0.81

Annual Report 2014
32

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2014

	October 1, 2013 through September 30, 2014	Prior to October 1, 2013
Class R	1.41%	1.44%
Class R4	0.91	0.94
Class R5	0.83	0.86
Class T	1.21	1.24
Class W	1.16	1.19
Class Y	0.78	0.81
Class Z	0.91	0.94

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(844,555)
Accumulated net realized gain	844,554
Paid-in capital	1

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2014	2013
Ordinary income	$173,878,043	$163,569,365
Long-term capital gains	122,232,494	—
Total	296,110,537	163,569,365

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$38,728,432
Undistributed long-term capital gains	270,105,894
Net unrealized appreciation	2,731,594,106

At May 31, 2014, the cost of investments for federal income tax purposes was $6,243,408,404 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,731,594,106
Unrealized depreciation	—
Net unrealized appreciation	2,731,594,106

For the year ended May 31, 2014, $1,266,110 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,662,726,388 and $2,021,535,487, respectively, for the year ended May 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears

Annual Report 2014
33

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2014

its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2014, two unaffiliated shareholders of record owned 46.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended May 31, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
34

Columbia Dividend Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Income Fund (the "Fund", a series of Columbia Funds Series Trust I) at May 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2014

Annual Report 2014
35

Columbia Dividend Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$398,161,379

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
36

Columbia Dividend Income Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
37

Columbia Dividend Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
38

Columbia Dividend Income Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
39

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Annual Report 2014
40

Columbia Dividend Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Dividend Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN139_05_D01_(07/14)

Annual Report

May 31, 2014

Columbia High Yield Municipal Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia High Yield Municipal Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	24
Statement of Operations	26
Statement of Changes in Net Assets	27
Financial Highlights	29
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	41
Federal Income Tax Information	42
Trustees and Officers	43
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia High Yield Municipal Fund

Performance Overview

Performance Summary

>  Columbia High Yield Municipal Fund (the Fund) Class A shares returned 3.35% excluding sales charges for the 12-month period ended May 31, 2014. Class Z shares returned 3.56% for the same period.

>  The Fund's Blended Benchmark and the Barclays High Yield Municipal Bond Index returned 1.43% and 0.33%, respectively, over the same 12-month period.

>  Underweights in tobacco and Puerto Rico debt, which were weak performers during the 12-month period, and a sizable overweight in the strong-returning continuing care retirement communities sector helped the Fund beat both its Blended Benchmark and the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns (%) (for period ended May 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/00
Excluding sales charges		3.35	8.76	4.61
Including sales charges		-1.52	7.71	4.10
Class B	07/15/02
Excluding sales charges		2.59	7.95	3.83
Including sales charges		-2.34	7.66	3.83
Class C	07/15/02
Excluding sales charges		2.73	8.11	3.99
Including sales charges		1.75	8.11	3.99
Class R4*	03/19/13	3.53	8.99	4.82
Class R5*	11/08/12	3.64	9.02	4.84
Class Z	03/05/84	3.56	8.97	4.82
Blended Benchmark		1.43	8.37	5.61
Barclays High Yield Municipal Bond Index		0.33	10.22	5.95

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Blended Benchmark, established by the Investment Manager, consists of a 60% weighting of the Barclays High Yield Municipal Bond Index and a 40% weighting of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

The Barclays High Yield Municipal Bond Index is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than "BB+" or equivalent by any of the three principal rating agencies.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia High Yield Municipal Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2004 – May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia High Yield Municipal Fund

Manager Discussion of Fund Performance

For the 12-month period that ended May 31, 2014, Class A shares of the Fund returned 3.35% excluding sales charges. Class Z shares returned 3.56% for the same period. The Fund's Blended Benchmark returned 1.43%, and the Barclays High Yield Municipal Bond Index returned 0.33% over the same 12-month period. Sector positioning and security selection aided relative performance. Underweights in tobacco and Puerto Rico debt, which were weak performers during the 12-month period, and a sizable overweight in the strong-returning continuing care retirement communities sector helped the Fund beat both its Blended Benchmark and the Barclays High Yield Municipal Bond Index.

High-Yield Municipal Bonds Rebounded

The U.S. economy grew at a modest pace during the annual period as unemployment dropped to 6.3%, manufacturing activity picked up and consumer confidence rose. Early in the period, however, interest rates rose and bond prices fell amid concern that an improving economy would lead the Federal Reserve (the Fed) to taper its monthly bond buying program. High-yield municipal bonds were pressured further over the summer of 2013 by the City of Detroit's bankruptcy and mounting concern that Puerto Rico might default on its debt. Then, bond prices rallied in the first five months of 2014, as severe winter weather kept economic growth in check and the yield on the 10-year U.S. Treasury fell. (Bond yields and prices move in opposite directions.) Municipal issues had the added benefit of strong demand — driven by rising tax rates and continued low interest rates — and decreased supply. Although defaults declined, high-yield municipal bonds lagged investment-grade municipals for the year, largely due to the significant underperformance high-yield bonds produced in the summer of 2013.

Contributors and Detractors

The Fund benefited from its underexposure to the weakest high-yield sectors, namely Puerto Rico and tobacco, which together at period-end represented 28.5% of the Blended Benchmark but less than 8% of the Fund's net assets. Prices on Puerto Rico debt fell sharply last summer as the territory's weak macroeconomic conditions — including high unemployment, low-income levels and a huge debt burden — led to concern about potential defaults, credit downgrades and investor selling. The Fund had very little exposure to Puerto Rico when the downturn occurred, although we later added a small position after yields rose. Prices on tobacco bonds also declined, as rising interest rates and declining cigarette consumption deterred investors. The Fund's underweights in these sectors meant it had less exposure than the Blended Benchmark to lower quality issues, which underperformed higher quality issues.

The Fund also benefited from an overweight in continuing care retirement community (CCRC) bonds, which were among the top performers in both benchmarks, thanks to their yield advantage and an improving housing market. Top contributors included Air Force Village West, a CCRC in California that had been struggling to reach full occupancy when speculation that it planned to buy back some of its debt gave the bond price a nice boost. Bonds issued by Mirabella, a new CCRC in Seattle, also contributed, thanks to strong demand for their 6.75% coupon and general credit improvement. The timely purchase last summer of Puerto Rico COFINA (Corporación del Fondo de Interés Apremiante) sales-tax backed revenue bonds also aided relative performance. The COFINA bonds rallied

Portfolio Management

Chad Farrington, CFA

Top Ten States/Territories (%) (at May 31, 2014)
California	10.9
Illinois	9.6
Florida	8.9
Texas	8.8
Michigan	4.2
Missouri	4.1
Massachusetts	3.8
Puerto Rico	3.7
New Jersey	3.2
Louisiana	3.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at May 31, 2014)
AAA rating	0.2
AA rating	5.4
A rating	14.5
BBB rating	25.2
BB rating	12.1
B rating	6.9
CCC rating	0.3
Not rated	35.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody's, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its

Annual Report 2014

Columbia High Yield Municipal Fund

Manager Discussion of Fund Performance (continued)

when investors realized they had been overly punished in the downturn. Security selection also was strong among bonds with maturities of 22 years or more, which represented 52% of the Fund's assets versus 35% of the Blended Benchmark. The Fund's long-maturity issues beat the top-performing four- to six-year maturity segment in the Barclays High Yield Municipal Bond Index.

The Fund had few detractors during the period. Bonds issued by the Puerto Rico Electric Power Authority (PREPA), which we bought last August, were pressured by ongoing concern over the territory's financial health and high electric rates. An investment in debt issued by Glenmoor, a CCRC in Florida, hurt, as weak occupancy rates and a deteriorating financial position led to a default. Having slightly more interest rate sensitivity than the Blended Benchmark as rates rose also hindered relative performance.

Looking Ahead

At this time, we expect high-yield municipal bonds to benefit from continued strong demand if, as expected, the economy continues to improve, interest rates remain low and tax rates stay high. The sector also stands to gain as long as supply remains constrained. However, with high-yield municipals up nearly 9% during the first five months of 2014, we have become more defensive. The Fund ended the period with above-average liquidity, a slightly higher quality bias and interest-rate sensitivity that was more in line with the Blended Benchmark. We intend to wait for attractive buying opportunities that can help us generate an attractive total return with limited volatility.

credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

Investment Risks

Fixed-income securities present issuer default risk. The fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income securities held by the fund. Falling rates may result in the fund investing in lower yielding securities, lowering the fund's income and yield. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

Annual Report 2014

Columbia High Yield Municipal Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,086.80	1,020.69	4.42	4.28	0.85
Class B	1,000.00	1,000.00	1,082.90	1,016.95	8.31	8.05	1.60
Class C	1,000.00	1,000.00	1,084.70	1,017.70	7.54	7.29	1.45
Class R4	1,000.00	1,000.00	1,088.80	1,021.69	3.39	3.28	0.65
Class R5	1,000.00	1,000.00	1,089.60	1,022.14	2.92	2.82	0.56
Class Z	1,000.00	1,000.00	1,087.90	1,021.69	3.38	3.28	0.65

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 90.4%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.3%
Courtland Industrial Development Board Refunding Revenue Bonds International Paper Co. Projects Series 2003B AMT(a) 08/01/25	6.250%	2,000,000	2,001,540
Alaska 0.7%
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011 10/01/41	7.750%	5,000,000	5,489,400
Arizona 2.5%
Industrial Development Authority of the County of Pima (The) Refunding Revenue Bonds Facility-Edkey Charter Schools Project Series 2013 07/01/33	6.000%	2,000,000	1,933,460
07/01/43	6.000%	2,500,000	2,336,875
07/01/48	6.000%	1,500,000	1,381,425
Revenue Bonds American Charter Schools Foundation Series 2007A 07/01/38	5.625%	3,840,000	3,374,477
Maricopa County Pollution Control Corp. Revenue Bonds El Paso Electric Co. Project Series 2009B 04/01/40	7.250%	3,600,000	4,107,888
Surprise Municipal Property Corp. Revenue Bonds Series 2007 04/01/32	4.900%	2,000,000	2,035,340
Yavapai County Industrial Development Authority Revenue Bonds Yavapai Regional Medical Center Series 2008B 08/01/37	5.625%	3,500,000	3,641,190
Total			18,810,655
California 9.9%
Agua Caliente Band of Cahuilla Indians Revenue Bonds Series 2003(b)(c) 07/01/18	6.000%	2,000,000	1,965,180
Cabazon Band Mission Indians(b)(c)(d)(e) Revenue Bonds Series 2004 10/01/13	13.000%	405,000	206,514
10/01/15	8.375%	560,000	190,350
10/01/19	8.750%	2,785,000	946,649

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2010 10/01/20	8.375%	1,420,000	567,276
California Housing Finance Agency(a) Revenue Bonds Home Mortgage Series 2006K AMT 08/01/26	4.625%	5,000,000	5,096,550
Series 2008K AMT 08/01/33	5.550%	2,545,000	2,564,342
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy - Waste Water Series 2011 AMT(a)(b)(d) 12/01/32	7.500%	1,885,000	1,909,298
California State Public Works Board Refunding Revenue Bonds Various Capital Projects Series 2012-G 11/01/37	5.000%	1,250,000	1,364,713
California Statewide Communities Development Authority Revenue Bonds American Baptist Homes West Series 2010 10/01/39	6.250%	2,750,000	2,967,717
Aspire Public Schools Series 2010 07/01/46	6.125%	2,990,000	3,070,760
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/34	5.000%	1,775,000	1,893,037
City of Carson Special Assessment Bonds District No. 92-1 Series 1992 09/02/22	7.375%	90,000	90,640
City of Santa Maria Water & Wastewater Refunding Revenue Bonds Series 2012A(f) 02/01/25	0.000%	3,100,000	1,917,412
City of Upland Certificate of Participation San Antonio Community Hospital Series 2011 01/01/41	6.500%	5,000,000	5,652,400
Compton Unified School District Unlimited General Obligation Bonds Election of 2002 - Capital Appreciation Series 2006C(f) 06/01/25	0.000%	2,310,000	1,428,712
County of Sacramento Revenue Bonds Subordinated Series 2009D 07/01/35	6.000%	2,500,000	2,885,675

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Empire Union School District Special Tax Bonds Communities Facilities District No. 1987-1 Series 2002A (AMBAC)(f) 10/01/21	0.000%	1,665,000	1,276,256
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Series 2014-C 01/15/43	6.500%	5,000,000	5,816,350
Golden State Tobacco Securitization Corp. Asset-Backed Revenue Bonds Senior Series 2007A-1 06/01/47	5.125%	3,000,000	2,319,990
Hesperia Public Financing Authority Tax Allocation Bonds Redevelopment & Housing Projects Series 2007A 09/01/27	5.500%	5,430,000	5,622,656
M-S-R Energy Authority Revenue Bonds Series 2009B 11/01/39	6.500%	5,000,000	6,615,350
Oakdale Public Financing Authority Tax Allocation Bonds Central City Redevelopment Project Series 2004 06/01/33	5.375%	2,000,000	2,000,400
Palomar Health Certificate of Participation Series 2010 11/01/41	6.000%	2,500,000	2,546,425
Riverside County Public Financing Authority Certificate of Participation Series 1999 05/15/29	5.800%	5,650,000	4,266,258
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D 08/01/39	6.625%	1,500,000	1,706,130
State of California Department of Veterans Affairs Revenue Bonds Series 2012A 12/01/25	3.500%	5,000,000	5,108,400
State of California Unlimited General Obligation Bonds Various Purpose Series 2012 04/01/42	5.000%	3,000,000	3,271,560
Total			75,267,000

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado 0.1%
Red Sky Ranch Metropolitan District Limited General Obligation Bonds Series 2003 12/01/33	6.050%	1,000,000	1,002,260
Connecticut 1.4%
Connecticut State Development Authority Revenue Bonds Alzheimer's Resource Center Project Series 2007 08/15/27	5.500%	500,000	513,395
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/39	7.875%	4,000,000	4,667,920
Mohegan Tribe of Indians of Connecticut(b)(c) Revenue Bonds Public Improvement-Priority Distribution Series 2001 01/01/31	6.250%	4,475,000	4,478,356
Series 2003 01/01/33	5.250%	1,000,000	992,920
Total			10,652,591
Delaware 0.3%
Centerline Equity Issuer Trust Secured AMT(a)(b) 05/15/19	6.300%	1,000,000	1,168,310
City of Wilmington Revenue Bonds Housing-Electra Arms Senior Associates Project Series 1998 AMT(a)(d) 06/01/28	6.250%	700,000	699,944
Total			1,868,254
District of Columbia 0.9%
Metropolitan Washington Airports Authority(a) Revenue Bonds Airport System Series 2012A AMT 10/01/24	5.000%	4,000,000	4,629,920
Metropolitan Washington Airports Authority(a)(g) Refunding Revenue Bonds Series 2014-A AMT 10/01/23	5.000%	2,000,000	2,370,500
Total			7,000,420

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida 8.1%
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT(a)(d) 07/01/40	7.500%	1,500,000	1,501,395
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B(d) 07/15/32	7.000%	1,370,000	781,023
City of Lakeland Refunding Revenue Bonds 1st Mortgage-Carpenters Home Estates Series 2008 01/01/28	6.250%	675,000	718,828
01/01/43	6.375%	2,250,000	2,364,930
County of Miami-Dade Refunding Revenue Bonds Subordinated Series 2012-B 10/01/37	5.000%	1,530,000	1,661,198
County of Miami-Dade(f) Subordinated Revenue Bonds Capital Appreciation Series 2009B 10/01/41	0.000%	30,000,000	7,379,700
Florida Development Finance Corp. Revenue Bonds Renaissance Charter School Series 2010A 09/15/40	6.000%	3,750,000	3,776,887
Series 2012-A 06/15/43	6.125%	5,500,000	5,266,525
Renaissance Charter School Project Series 2013A 06/15/44	8.500%	5,000,000	5,215,550
Mid-Bay Bridge Authority Revenue Bonds Series 2011A 10/01/40	7.250%	4,000,000	4,822,000
Middle Village Community Development District Special Assessment Bonds Series 2004A(d) 05/01/35	6.000%	1,910,000	1,581,155
North Brevard County Hospital District Refunding Revenue Bonds Parrish Medical Center Project Series 2008 10/01/38	5.750%	4,000,000	4,287,400
Orange County Health Facilities Authority Refunding Revenue Bonds Health Care-Orlando Lutheran Series 2005 07/01/26	5.700%	2,000,000	2,018,520

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mayflower Retirement Center Series 2012 06/01/42	5.125%	750,000	781,545
Revenue Bonds 1st Mortgage-Orlando Lutheran Tower Series 2007 07/01/32	5.500%	350,000	352,149
07/01/38	5.500%	1,750,000	1,752,362
Palm Beach County Health Facilities Authority Revenue Bonds Sinai Residences Boca Raton Series 2014-A 06/01/49	7.500%	1,250,000	1,390,975
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007 01/01/32	5.500%	4,000,000	4,201,160
Seven Oaks Community Development District II Special Assessment Bonds Series 2004A 05/01/35	5.875%	420,000	385,564
Series 2004B 05/01/16	7.500%	1,185,000	1,193,153
South Lake County Hospital District Revenue Bonds South Lake Hospital, Inc. Series 2010A 04/01/39	6.250%	2,000,000	2,203,360
St. Johns County Industrial Development Authority Refunding Revenue Bonds Bayview Project Series 2007A 10/01/41	5.250%	3,725,000	3,124,679
Refunding Subordinated Revenue Bonds Glenmoor Project Series 2014-B 01/01/49	2.500%	1,186,427	12
St. Johns County Industrial Development Authority(h) Refunding Revenue Bonds Glenmoor Project Series 2014-A 01/01/49	1.344%	3,206,250	1,887,776
Waterset North Community Development District Special Assessment Bonds Series 2007A 05/01/39	6.600%	1,875,000	1,796,569
Westridge Community Development District Special Assessment Bonds Series 2005(d)(e) 05/01/37	5.800%	2,650,000	997,593
Total			61,442,008

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia 2.3%
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	4,500,000	4,735,260
Fulton County Residential Care Facilities for the Elderly Authority Revenue Bonds 1st Mortgage-Lenbrook Project Series 2006A 07/01/29	5.000%	3,000,000	2,953,050
Municipal Electric Authority of Georgia Revenue Bonds Series 1991V 01/01/18	6.600%	30,000	31,120
Series 1991V Escrowed to Maturity 01/01/18	6.600%	680,000	766,408
Rockdale County Development Authority Revenue Bonds Visy Paper Project Series 2007A AMT(a) 01/01/34	6.125%	5,000,000	5,114,550
Savannah Economic Development Authority Refunding Revenue Bonds Marshes Skidaway Island Project Series 2013 01/01/49	7.250%	3,500,000	3,693,130
Total			17,293,518
Guam 0.7%
Guam Department of Education Certificate of Participation John F. Kennedy High School Series 2010A(c) 12/01/40	6.875%	4,750,000	5,255,922
Hawaii 1.0%
State of Hawaii Department of Budget & Finance Revenue Bonds 15 Craigside Project Series 2009A 11/15/44	9.000%	2,375,000	2,781,814
Hawaii Pacific University Series 2013A 07/01/43	6.875%	2,800,000	2,999,360
Hawaiian Electric Co. Subsidiary Series 2009 07/01/39	6.500%	1,750,000	1,958,005
Total			7,739,179

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Idaho 0.5%
Idaho Health Facilities Authority Revenue Bonds Terraces Boise Project Series 2014A 10/01/49	8.125%	4,000,000	4,121,880
Illinois 8.8%
City of Chicago Refunding Unlimited General Obligation Bonds Project Series 2014A 01/01/36	5.000%	3,000,000	3,092,070
Du Page County Special Service Area No. 31 Special Tax Bonds Monarch Landing Project Series 2006 03/01/36	5.625%	750,000	756,098
Illinois Finance Authority Refunding Revenue Bonds Chicago Charter School Project Series 2007 12/01/36	5.000%	1,750,000	1,752,853
Uno Charter School Network, Inc. Project Series 2011A 10/01/31	6.875%	2,490,000	2,832,076
Revenue Bonds CHF-Normal LLC-Illinois State University Series 2011 04/01/43	7.000%	3,450,000	3,969,949
Columbia College Series 2007 (NPFGC) 12/01/37	5.000%	5,000,000	5,125,750
Provena Health Series 2009A 08/15/34	7.750%	4,000,000	4,986,120
Riverside Health System Series 2009 11/15/35	6.250%	3,000,000	3,334,200
Silver Cross & Medical Centers Series 2009 08/15/44	7.000%	5,000,000	5,628,500
Smith Village Project Series 2005A 11/15/35	6.250%	2,750,000	2,750,522
Illinois Finance Authority(d)(e) Revenue Bonds Leafs Hockey Club Project Series 2007A 03/01/37	6.000%	1,000,000	309,550
Illinois State Toll Highway Authority Refunding Revenue Bonds Series 2014-A 12/01/21	5.000%	1,525,000	1,830,885

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Pier & Exposition Authority Refunding Revenue Bonds McCormick Series 2010B-2 06/15/50	5.000%	5,000,000	5,168,250
Plano Special Service Area No. 4 Special Tax Bonds Lakewood Springs Project Unit 5 Series 2005 B 03/01/35	6.000%	2,828,000	2,868,412
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	5,000,000	5,855,000
Southwestern Illinois Development Authority Revenue Bonds Anderson Hospital Series 2006 08/15/26	5.125%	1,245,000	1,265,779
State of Illinois Unlimited General Obligation Refunding Bonds Series 2012 08/01/23	5.000%	2,500,000	2,844,425
Village of Annawan Tax Allocation Bonds Patriot Renewable Fuels LLC Project Series 2007 01/01/18	5.625%	2,780,000	2,564,022
Village of Hillside Tax Allocation Bonds Senior Lien-Mannheim Redevelopment Project Series 2008 01/01/28	7.000%	5,240,000	5,444,727
Village of Lincolnshire Special Tax Bonds Sedgebrook Project Series 2004 03/01/34	6.250%	693,000	708,606
Volo Village Special Service Area No. 3 Special Tax Bonds Symphony Meadows Project Series 2006-1 03/01/36	6.000%	3,599,000	3,598,604
Total			66,686,398
Indiana 0.5%
City of Portage Tax Allocation Bonds Ameriplex Project Series 2006 07/15/23	5.000%	700,000	724,640

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana Health & Educational Facilities Financing Authority Revenue Bonds Baptist Homes of Indiana Series 2005 11/15/35	5.250%	2,750,000	2,795,430
Total			3,520,070
Iowa 1.2%
City of Marion Refunding Revenue Bonds 1st Mortgage Series 2003(h) 01/01/29	8.000%	187,000	192,948
Iowa Finance Authority Refunding Revenue Bonds Deerfield Retirement Community, Inc. Series 2014-B 05/15/56	2.000%	401,062	4
Revenue Bonds Iowa Fertilizer Co. Project Series 2013 12/01/25	5.250%	5,000,000	5,208,800
Iowa Finance Authority(h) Refunding Revenue Bonds Deerfield Retirement Community, Inc. Series 2014-A 11/15/46	2.700%	2,138,019	1,429,608
Iowa Student Loan Liquidity Corp. Revenue Bonds Senior Series 2011A-2 AMT(a) 12/01/30	5.850%	1,950,000	2,078,993
Total			8,910,353
Kansas 2.2%
City of Lenexa Revenue Bonds Lakeview Village, Inc. Project Series 2009 05/15/29	7.125%	500,000	556,580
05/15/39	7.250%	1,500,000	1,656,930
City of Manhattan Revenue Bonds Meadowlark Hills Retirement Series 2007A 05/15/29	5.000%	2,680,000	2,665,983
City of Overland Park KS Revenue Bonds Prairiefire-Lionsgate Project Series 2012 12/15/32	6.000%	6,000,000	5,830,080

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wyandotte County-Kansas City Unified Government Revenue Bonds Legends Village West Project Series 2006 10/01/28	4.875%	6,245,000	6,302,579
Total			17,012,152
Kentucky 0.2%
Kentucky Economic Development Finance Authority Revenue Bonds Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/38	6.000%	1,150,000	1,215,998
Kentucky Economic Development Finance Authority(h) Refunding Revenue Bonds 1st Mortgage-AHF/KY-IA, Inc. Project Series 2003 01/01/29	8.000%	596,000	614,959
Total			1,830,957
Louisiana 2.9%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	5,000,000	5,802,550
Louisiana Public Facilities Authority(a) Revenue Bonds Impala Warehousing LLC Project Series 2013 AMT 07/01/36	6.500%	5,000,000	5,242,350
Series 2013B 07/01/39	10.500%	5,000,000	5,198,900
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/40	6.500%	5,000,000	5,664,250
Total			21,908,050
Maryland 0.4%
Maryland Economic Development Corp. Revenue Bonds University of Maryland-College Park Projects Series 2008 06/01/43	5.875%	2,590,000	2,779,873
Resolution Trust Corp. Pass-Through Certificates Series 1993A(d) 12/01/16	8.500%	455,481	452,079
Total			3,231,952

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts 3.5%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage-VOA Concord Series 2007 11/01/41	5.200%	1,000,000	893,220
Revenue Bonds Foxborough Regional Charter School Series 2010A 07/01/42	7.000%	4,200,000	4,710,678
Linden Ponds, Inc. Facility Series 2011A-1 11/15/31	6.250%	2,112,442	1,850,203
11/15/39	6.250%	634,649	530,732
11/15/46	6.250%	2,502,917	2,039,502
Series 2011A-2 11/15/46	5.500%	279,667	200,823
Massachusetts Development Finance Agency(d) Revenue Bonds Health Care Facility-Alliance Series 1999A 07/01/32	7.100%	1,935,000	1,935,658
Massachusetts Development Finance Agency(f) Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56	0.000%	1,391,019	6,260
Massachusetts Educational Financing Authority(a) Revenue Bonds Series 2008H (AGM) AMT 01/01/30	6.350%	2,275,000	2,458,183
Series 2012J AMT 07/01/21	5.000%	3,000,000	3,405,060
Massachusetts Educational Financing Authority(a)(g) Revenue Bonds Education Loan Series 2014-I AMT 01/01/21	5.000%	1,885,000	2,132,802
Massachusetts Health & Educational Facilities Authority Revenue Bonds Boston Medical Center Project Series 2008 07/01/38	5.250%	5,000,000	5,210,300
Milford Regional Medical Series 2007E 07/15/32	5.000%	1,250,000	1,268,325
Total			26,641,746
Michigan 3.8%
Allen Academy Refunding Revenue Bonds Public School Academy Series 2013 06/01/33	6.000%	5,750,000	5,666,740

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/23	5.000%	3,025,000	2,995,506
07/01/39	5.250%	1,375,000	1,365,458
City of Detroit Water Supply System Refunding Revenue Bonds Senior Lien Series 2011C 07/01/41	5.000%	1,025,000	997,233
Revenue Bonds Senior Lien Series 2011A 07/01/41	5.250%	1,445,000	1,432,544
Michigan Finance Authority Revenue Bonds School District of the city of Detroit Series 2012 06/01/20	5.000%	1,400,000	1,566,362
Michigan State Hospital Finance Authority Refunding Revenue Bonds Henry Ford Health System Series 2006A 11/15/46	5.250%	3,000,000	3,042,540
Michigan Strategic Fund Refunding Revenue Bonds Michigan Sugar Co.- Carollton Series 1998C AMT(a)(d) 11/01/25	6.550%	1,500,000	1,377,840
Michigan Tobacco Settlement Finance Authority Revenue Bonds Senior Series 2007A 06/01/34	6.000%	1,000,000	840,420
06/01/48	6.000%	11,000,000	9,060,040
Summit Academy North Refunding Revenue Bonds Series 2005 11/01/35	5.500%	750,000	673,455
Total			29,018,138
Minnesota 1.7%
City of Anoka Revenue Bonds Homestead Anoka, Inc. Project Series 2011A 11/01/46	7.000%	4,070,000	4,281,721
City of Eveleth Refunding Revenue Bonds Arrowhead Senior Living Community Series 2007 10/01/27	5.200%	2,375,000	2,219,461

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Minneapolis Revenue Bonds Riverton Community Housing Project Series 2006A 08/01/40	5.700%	1,600,000	1,600,064
Minneapolis/St. Paul Housing Finance Board Revenue Bonds Mortgage-Backed Securities Program-Cityliving Series 2006A-2 (GNMA/FNMA) AMT(a) 12/01/38	5.000%	11,830	11,933
St. Paul Housing & Redevelopment Authority Revenue Bonds Healtheast Project Series 2005 11/15/30	6.000%	3,000,000	3,083,250
11/15/35	6.000%	2,000,000	2,052,360
Total			13,248,789
Mississippi 0.4%
County of Lowndes Refunding Revenue Bonds Weyerhaeuser Co. Project Series 1992A 04/01/22	6.800%	1,995,000	2,374,848
County of Lowndes(h) Refunding Revenue Bonds Weyerhaeuser Co. Project Series 1992B 04/01/22	6.700%	230,000	271,405
Rankin County Five Lakes Utility District Series 1994(d) 07/15/37	7.000%	240,000	240,110
Total			2,886,363
Missouri 3.7%
City of Kansas City Tax Allocation Bonds Kansas City-Maincor Project Series 2007A Escrowed to Maturity 03/01/18	5.250%	800,000	879,576
Shoal Creek Parkway Project Series 2011 06/01/25	6.500%	3,100,000	3,151,646
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/39	6.875%	5,000,000	5,299,200
City of Riverside Tax Allocation Bonds L-385 Levee Project Series 2004 05/01/20	5.250%	1,275,000	1,309,042

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Grundy County Industrial Development Authority Revenue Bonds Wright Memorial Hospital Series 2009 09/01/34	6.750%	2,250,000	2,448,090
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/45	8.250%	4,500,000	5,150,790
Saline County Industrial Development Authority Revenue Bonds John Fitzgibbon Memorial Hospital, Inc. Series 2005 12/01/35	5.625%	5,485,000	5,588,886
St. Louis County Industrial Development Authority Refunding Revenue Bonds Ranken Jordan Project Series 2007 11/15/35	5.000%	1,300,000	1,212,471
Revenue Bonds St. Andrews Residence for Seniors Series 2007A 12/01/41	6.375%	3,000,000	3,033,660
Total			28,073,361
Montana 0.1%
Montana Facility Finance Authority Revenue Bonds Senior Living-St. John's Lutheran Series 2006A 05/15/36	6.125%	1,000,000	1,020,060
Nebraska 0.7%
Central Plains Energy Project Revenue Bonds Project #3 Series 2012 09/01/42	5.000%	5,000,000	5,215,950
Nevada 0.7%
City of Sparks Senior Sales Tax Anticipation Revenue Bonds Series 2008A(b) 06/15/28	6.750%	5,000,000	5,213,900
New Hampshire —%
New Hampshire Business Finance Authority Revenue Bonds Pennichuck Water Works, Inc. Project Series 1988 Escrowed to Maturity AMT(a)(h) 07/01/18	7.500%	155,000	175,193

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey 2.9%
Middlesex County Improvement Authority(d)(e) Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37	8.750%	1,250,000	86,713
Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/25	6.125%	2,750,000	190,768
01/01/37	6.250%	6,450,000	447,436
New Jersey Economic Development Authority Refunding Revenue Bonds Seabrook Village, Inc. Facility Series 2006 11/15/36	5.250%	2,250,000	2,265,142
New Jersey Economic Development Authority(a) Refunding Revenue Bonds Series 2006B AMT 01/01/37	6.875%	4,000,000	4,031,520
Revenue Bonds UMM Energy Partners Series 2012A AMT 06/15/43	5.125%	2,000,000	2,034,880
New Jersey Health Care Facilities Financing Authority Revenue Bonds St. Josephs Healthcare Systems Series 2008 07/01/38	6.625%	3,000,000	3,245,850
New Jersey Higher Education Student Assistance Authority(a) Revenue Bonds Senior Series 2013-1B AMT 12/01/43	4.750%	5,000,000	5,013,850
Series 2013-1A AMT 12/01/21	5.000%	1,500,000	1,714,635
New Jersey Higher Education Student Assistance Authority(a)(g) Revenue Bonds Senior Series 2014-1A-1 AMT 12/01/22	5.000%	1,000,000	1,141,460
Tobacco Settlement Financing Corp. Revenue Bonds Capital Appreciation Series 2007-1C(f) 06/01/41	0.000%	7,500,000	1,772,475
Total			21,944,729
New York 2.3%
Broome County Industrial Development Agency Revenue Bonds Good Shepard Village Series 2008A 07/01/40	6.875%	3,500,000	3,616,620

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Build NYC Resource Corp. Revenue Bonds Series 2013 International Leadership Charter School 07/01/43	6.000%	4,330,000	4,213,696
Nassau County Tobacco Settlement Corp. Asset-Backed Revenue Bonds Capital Appreciation Third Series 2006D(f) 06/01/60	0.000%	25,000,000	121,750
New York State Dormitory Authority Revenue Bonds NYU Hospital Center Series 2007B 07/01/37	5.625%	2,000,000	2,195,160
Series 2011A 07/01/40	6.000%	1,000,000	1,121,960
Port Authority of New York & New Jersey Revenue Bonds 5th Installment-Special Project Series 1996-4 AMT(a) 10/01/19	6.750%	120,000	116,801
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds General Series 2012B(f) 11/15/32	0.000%	13,185,000	6,363,477
Total			17,749,464
North Carolina 0.9%
Durham Housing Authority Revenue Bonds Series 2005 AMT(a)(d) 02/01/38	5.650%	3,139,165	3,115,904
North Carolina Eastern Municipal Power Agency Revenue Bonds Series 1991A Escrowed to Maturity 01/01/18	6.500%	3,320,000	3,991,570
Total			7,107,474
North Dakota 0.4%
City of Fargo Revenue Bonds Sanford Series 2011 11/01/31	6.250%	2,500,000	2,958,275
Ohio 0.8%
County of Lucas Improvement Refunding Revenue Bonds Lutheran Homes Series 2010A 11/01/45	7.000%	5,000,000	5,454,300

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Summit County Port Authority Revenue Bonds Seville Projects Series 2005A 05/15/25	5.100%	375,000	376,174
Total			5,830,474
Oklahoma 0.3%
Oklahoma Development Finance Authority Refunding Revenue Bonds Inverness Village Community Series 2012 01/01/32	6.000%	2,000,000	2,073,780
Oregon 1.0%
City of Forest Grove Revenue Bonds Oak Tree Foundation Project Series 2007 03/01/37	5.500%	2,900,000	2,918,096
Cow Creek Band of Umpqua Tribe of Indians Revenue Bonds Series 2006C(b)(c) 10/01/26	5.625%	1,700,000	1,685,703
Warm Springs Reservation Confederated Tribe Revenue Bonds Pelton Round Butte Tribal Series 2009B(c) 11/01/33	6.375%	2,410,000	2,625,068
Total			7,228,867
Pennsylvania 2.6%
Dauphin County Industrial Development Authority Revenue Bonds Dauphin Consolidated Water Supply Series 1992A AMT(a) 06/01/24	6.900%	3,200,000	4,017,824
Pennsylvania Economic Development Financing Authority Revenue Bonds Philadelphia Biosolids Facility Series 2009 01/01/32	6.250%	3,375,000	3,624,109
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010 07/01/30	5.800%	2,500,000	2,627,775
Shippensburg University Series 2011 10/01/43	6.250%	2,000,000	2,219,120

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Housing Finance Agency Revenue Bonds Subordinated Series 2013-115A AMT(a) 10/01/33	4.200%	5,000,000	5,031,250
Pennsylvania Industrial Development Authority Prerefunded 07/01/18 Revenue Bonds Economic Development Series 2008 07/01/23	5.500%	295,000	349,318
Philadelphia Authority for Industrial Development Revenue Bonds 1st Philadelphia Preparatory Charter School Series 2014-A 06/15/33	7.000%	1,870,000	1,950,691
Total			19,820,087
Puerto Rico 3.3%
Commonwealth of Puerto Rico Unlimited General Obligation Bonds Series 2014A(c) 07/01/35	8.000%	7,000,000	6,247,360
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds Senior Lien Series 2012-A(c) 07/01/42	5.250%	2,525,000	1,868,449
Puerto Rico Electric Power Authority(c) Refunding Revenue Bonds Series 2010ZZ 07/01/25	5.250%	2,000,000	1,293,320
Revenue Bonds Series 2013A 07/01/36	6.750%	1,000,000	691,230
07/01/43	7.000%	6,570,000	4,574,494
Puerto Rico Industrial Tourist Educational, Medical & Environmental Control Facilities Financing Authority Revenue Bonds AES Puerto Rico Project Series 2000 AMT(a)(c) 06/01/26	6.625%	5,820,000	5,540,582
Puerto Rico Sales Tax Financing Corp.(c) Revenue Bonds 1st Subordinated Series 2010-A 08/01/39	5.375%	5,155,000	4,169,570
First Subordinated Series 2009B 08/01/44	6.500%	1,000,000	908,490
Total			25,293,495
South Carolina 2.4%
Laurens County School District No. 055 Revenue Bonds Series 2005 12/01/30	5.250%	1,300,000	1,343,251

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds 1st Mortgage-Lutheran Homes Series 2007 05/01/28	5.500%	2,300,000	2,352,693
1st Mortgage-Wesley Commons Series 2006 10/01/36	5.300%	3,000,000	2,888,820
Revenue Bonds Kershaw County Medical Center Project Series 2008 09/15/38	6.000%	5,050,000	5,395,016
Series 2013 Lutheran Homes South Carolina Inc. Obligation Group 05/01/43	5.000%	750,000	719,002
05/01/48	5.125%	1,500,000	1,454,220
York Preparatory Academy Project Series 2014-A 11/01/45	7.250%	4,000,000	4,175,000
Total			18,328,002
South Dakota 0.2%
South Dakota Economic Development Finance Authority Revenue Bonds Pooled Loan Program-Davis Family Series 2004-4A AMT(a) 04/01/29	6.000%	1,400,000	1,405,964
Tennessee 0.1%
Shelby County Health Educational & Housing Facilities Board Prerefunded 12/01/16 Revenue Bonds Germantown Village Series 2006 12/01/34	6.250%	475,000	537,325
Texas 8.0%
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B(h) 04/01/45	6.125%	5,000,000	5,739,000
Central Texas Regional Mobility Authority Revenue Bonds Subordinated Lien Series 2011 01/01/41	6.750%	5,000,000	5,726,750
City of Houston Airport System Refunding Revenue Bonds Special Facilities Continental Series 2011A AMT(a) 07/15/38	6.625%	4,000,000	4,386,560

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dallas County Flood Control District No. 1 Unlimited General Obligation Refunding Bonds Series 2002 04/01/32	7.250%	1,000,000	1,002,940
Deaf Smith County Hospital District Limited General Obligation Bonds Series 2010A 03/01/40	6.500%	4,000,000	4,452,560
Gulf Coast Industrial Development Authority Revenue Bonds Citgo Petroleum Project Series 1998 AMT(a)(h) 04/01/28	8.000%	875,000	876,234
HFDC of Central Texas, Inc. Revenue Bonds Series 2006A 11/01/36	5.750%	5,000,000	5,054,150
HFDC of Central Texas, Inc.(d)(e) Revenue Bonds Sears Tyler Methodist Series 2009A 11/15/44	7.750%	4,000,000	2,499,920
La Vernia Higher Education Finance Corp. Revenue Bonds Kipp, Inc. Series 2009A 08/15/29	6.000%	1,000,000	1,106,490
08/15/39	6.250%	1,500,000	1,672,830
Mission Economic Development Corp Revenue Bonds Dallas Clean Energy McCommas Series 2011 AMT(a) 12/01/24	6.875%	5,000,000	5,245,800
Pharr Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2009A 08/15/39	6.500%	3,000,000	3,371,730
Red River Health Facilities Development Corp. Revenue Bonds MRC Crossings Project Series 2014-A 11/15/49	8.000%	2,000,000	2,087,680
Red River Health Facilities Development Corp.(d) Revenue Bonds Series 2013 Sears Methodist Retirement System Obligation Group 11/15/38	5.450%	1,300,000	945,321
11/15/46	6.050%	589,000	455,562
11/15/46	6.050%	101,000	78,118
11/15/49	6.150%	800,000	621,144
05/09/53	6.250%	52,000	40,414

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sanger Industrial Development Corp. Revenue Bonds Texas Pellets Project Series 2012B AMT(a) 07/01/38	8.000%	5,000,000	5,326,500
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Village Series 2009 11/15/44	6.375%	4,250,000	4,503,173
CC Young Memorial Home Series 2009A 02/15/38	8.000%	4,000,000	4,440,360
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds Series 2012 12/15/32	5.000%	1,250,000	1,301,988
Total			60,935,224
Virgin Islands 0.9%
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan Notes Series 2012-A(c) 10/01/32	5.000%	3,785,000	4,080,344
Virgin Islands Water & Power Authority Refunding Revenue Bonds Series 2012A(c) 07/01/21	4.000%	3,000,000	3,041,640
Total			7,121,984
Virginia 2.2%
City of Chesapeake Expressway Toll Road Refunding Revenue Bonds Transportation System Series 2012(h) 07/15/40	0.000%	7,530,000	4,404,448
Mosaic District Community Development Authority Special Assessment Bonds Series 2011A 03/01/36	6.875%	2,500,000	2,872,025
Tobacco Settlement Financing Corp. Revenue Bonds Senior Series 2007-B1 06/01/47	5.000%	10,000,000	7,107,300
Virginia Small Business Financing Authority Prerefunded 07/01/14 Revenue Bonds Hampton Roads Proton Series 2009B 07/01/19	8.000%	2,335,000	2,397,111
Total			16,780,884

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington 1.6%
Greater Wenatchee Regional Events Center Public Facilities District Revenue Bonds Series 2012-A 09/01/42	5.500%	2,150,000	2,170,382
Port of Seattle Industrial Development Corp. Refunding Revenue Bonds Special Facilities Delta Air Lines Series 2012 AMT(a) 04/01/30	5.000%	2,500,000	2,506,750
Tacoma Consolidated Local Improvement Districts Special Assessment Bonds Series 2013 No. 65 04/01/43	5.750%	2,500,000	2,510,450
Washington State Housing Finance Commission Refunding Revenue Bonds Nonprofit Housing Revenue-Mirabella Series 2012 10/01/47	6.750%	5,000,000	5,091,950
Total			12,279,532
Wisconsin 1.0%
Wisconsin Health & Educational Facilities Authority Revenue Bonds Medical College of Wisconsin Series 2008A 12/01/35	5.250%	5,000,000	5,293,200
St. John's Community, Inc. Series 2009A 09/15/39	7.625%	1,750,000	2,027,637
Total			7,320,837
Total Municipal Bonds (Cost: $654,265,290)			687,254,456

Municipal Preferred Stocks 0.1%

Maryland 0.1%
Munimae TE Bond Subsidiary LLC AMT(a)(b)(d) 06/30/49	5.800%	1,000,000	945,060
Total Municipal Preferred Stocks (Cost: $1,000,000)			945,060

Municipal Short Term 0.5%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New York 0.5%
Town of Ramapo Unlimited General Obligation Notes BAN Series 2014-B 05/27/15	4.000%	3,865,000	3,921,158
Total Municipal Short Term (Cost: $3,909,916)			3,921,158

Money Market Funds 8.4%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(i)	23,184,525	23,184,525
JPMorgan Municipal Money Market Fund, 0.010%(i)	40,861,962	40,861,962
Total Money Market Funds (Cost: $64,046,487)		64,046,487
Total Investments (Cost: $723,221,693)		756,167,161
Other Assets & Liabilities, Net		4,656,584
Net Assets		760,823,745

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the value of these securities amounted to $20,269,516 or 2.66% of net assets.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2014, the value of these securities amounted to $51,329,417 or 6.75% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Notes to Portfolio of Investments (continued)

(d)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2014 was $23,122,794, representing 3.04% of net assets. Information concerning such security holdings at May 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT 07/01/40 7.500%	03/07/00 - 05/21/07	1,496,952
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/13 13.000%	05/14/10	370,523
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/15 8.375%	10/04/04 - 05/14/10	510,005
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/19 8.750%	10/04/04 - 05/14/10	2,498,267
Cabazon Band Mission Indians Revenue Bonds Series 2010 10/01/20 8.375%	05/14/10	1,420,000
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy - Waste Water Series 2011 AMT 12/01/32 7.500%	12/22/11	1,885,000
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 07/15/32 7.000%	07/23/08	1,370,000
Durham Housing Authority Revenue Bonds Series 2005 AMT 02/01/38 5.650%	12/18/06	3,139,165
HFDC of Central Texas, Inc. Revenue Bonds Sears Tyler Methodist Series 2009A 11/15/44 7.750%	10/29/09	3,885,957
Illinois Finance Authority Revenue Bonds Leafs Hockey Club Project Series 2007A 03/01/37 6.000%	02/14/07	972,870
Massachusetts Development Finance Agency Revenue Bonds Health Care Facility-Alliance Series 1999A 07/01/32 7.100%	09/02/99	1,924,984

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Michigan Strategic Fund Refunding Revenue Bonds Michigan Sugar Co. - Carollton Series 1998C AMT 11/01/25 6.550%	11/24/98	1,500,000
Middle Village Community Development District Special Assessment Bonds Series 2004A 05/01/35 6.000%	01/21/04	1,903,759
Middlesex County Improvement Authority Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37 8.750%	06/28/06	1,228,125
Middlesex County Improvement Authority Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/25 6.125%	10/01/09	508,750
Middlesex County Improvement Authority Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/37 6.250%	03/18/05 - 10/01/09	4,614,875
Munimae TE Bond Subsidiary LLC AMT 06/30/49 5.800%	10/14/04	1,000,000
Resolution Trust Corp. Pass-Through Certificates Series 1993A 12/01/16 8.500%	11/12/93	457,753
Rankin County Five Lakes Utility District Series 1994 07/15/37 7.000%	10/02/07	240,000
Red River Health Facilities Development Corp. Revenue Bonds Series 2013 Sears Methodist Retirement System Obligation Group 11/15/38 5.540%	09/03/98 - 11/06/98	1,283,609
Red River Health Facilities Development Corp. Revenue Bonds Series 2013 Sears Methodist Retirement System Obligation Group 11/15/46 6.050%	04/10/03 - 09/21/04	581,959
Red River Health Facilities Development Corp. Revenue Bonds Series 2013 Sears Methodist Retirement System Obligation Group 11/15/46 6.050%	04/10/03 - 05/08/13	104,319
Red River Health Facilities Development Corp. Revenue Bonds Series 2013 Sears Methodist Retirement System Obligation Group 11/15/49 6.150%	05/08/13	800,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Red River Health Facilities Development Corp. Revenue Bonds Series 2013 Sears Methodist Retirement System Obligation Group 05/09/53 6.250%	05/08/13	52,000
Westridge Community Development District Special Assessment Bonds Series 2005 05/01/37 5.800%	12/22/05	2,650,000
City of Wilmington Revenue Bonds Housing-Electra Arms Senior Associates Project Series 1998 AMT 06/01/28 6.250%	10/08/98	690,342

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2014, the value of these securities amounted to $6,442,769, which represents 0.85% of net assets.

(f)  Zero coupon bond.

(g)  Represents a security purchased on a when-issued or delayed delivery basis.

(h)  Variable rate security.

(i)  The rate shown is the seven-day current annualized yield at May 31, 2014.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAN  Bond Anticipation Note

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	687,254,456	—	687,254,456
Total Bonds	—	687,254,456	—	687,254,456
Equity Securities
Municipal Preferred Stocks	—	945,060	—	945,060
Total Equity Securities	—	945,060	—	945,060
Short-Term Securities
Municipal Short Term	—	3,921,158	—	3,921,158
Total Short-Term Securities	—	3,921,158	—	3,921,158
Mutual Funds
Money Market Funds	64,046,487	—	—	64,046,487
Total Mutual Funds	64,046,487	—	—	64,046,487
Total	64,046,487	692,120,674	—	756,167,161

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Statement of Assets and Liabilities

May 31, 2014

Assets
Investments, at value
(identified cost $723,221,693)	$756,167,161
Receivable for:
Investments sold	426,864
Capital shares sold	1,805,738
Dividends	1
Interest	11,959,249
Expense reimbursement due from Investment Manager	1,881
Prepaid expenses	1,099
Trustees' deferred compensation plan	73,904
Total assets	770,435,897
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	5,609,245
Capital shares purchased	792,103
Dividend distributions to shareholders	2,964,241
Investment management fees	9,782
Distribution and/or service fees	1,125
Transfer agent fees	109,896
Administration fees	1,421
Compensation of board members	365
Chief compliance officer expenses	63
Other expenses	49,267
Trustees' deferred compensation plan	73,904
Other liabilities	740
Total liabilities	9,612,152
Net assets applicable to outstanding capital stock	$760,823,745
Represented by
Paid-in capital	$808,869,827
Undistributed net investment income	5,650,445
Accumulated net realized loss	(86,641,995)
Unrealized appreciation (depreciation) on:
Investments	32,945,468
Total — representing net assets applicable to outstanding capital stock	$760,823,745

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A
Net assets	$123,889,897
Shares outstanding	11,729,729
Net asset value per share	$10.56
Maximum offering price per share(a)	$11.09
Class B
Net assets	$773,846
Shares outstanding	73,271
Net asset value per share	$10.56
Class C
Net assets	$19,946,326
Shares outstanding	1,888,708
Net asset value per share	$10.56
Class R4
Net assets	$2,475,651
Shares outstanding	234,148
Net asset value per share	$10.57
Class R5
Net assets	$7,807,292
Shares outstanding	740,014
Net asset value per share	$10.55
Class Z
Net assets	$605,930,733
Shares outstanding	57,366,024
Net asset value per share	$10.56

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Statement of Operations

Year Ended May 31, 2014

Net investment income
Income:
Dividends	$681
Interest	43,175,660
Total income	43,176,341
Expenses:
Investment management fees	3,539,495
Distribution and/or service fees
Class A	173,182
Class B	8,561
Class C	127,046
Transfer agent fees
Class A	152,927
Class B	1,612
Class C	23,652
Class R4	1,030
Class R5	1,513
Class Z	1,158,417
Administration fees	514,436
Compensation of board members	41,444
Custodian fees	8,004
Printing and postage fees	45,559
Registration fees	104,888
Professional fees	48,556
Chief compliance officer expenses	329
Other	23,343
Total expenses	5,973,994
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(660,295)
Fees waived by Distributor — Class C	(20,060)
Expense reductions	(860)
Total net expenses	5,292,779
Net investment income	37,883,562
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(2,477,285)
Net realized loss	(2,477,285)
Net change in unrealized appreciation (depreciation) on:
Investments	(23,241,220)
Net change in unrealized appreciation (depreciation)	(23,241,220)
Net realized and unrealized loss	(25,718,505)
Net increase in net assets resulting from operations	$12,165,057

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)(b)
Operations
Net investment income	$37,883,562	$42,763,112
Net realized loss	(2,477,285)	(8,077,988)
Net change in unrealized appreciation (depreciation)	(23,241,220)	28,156,737
Net increase in net assets resulting from operations	12,165,057	62,841,861
Distributions to shareholders
Net investment income
Class A	(4,171,006)	(3,866,763)
Class B	(36,685)	(57,965)
Class C	(563,275)	(482,603)
Class R4	(29,622)	(22)
Class R5	(156,782)	(2,139)
Class Z	(32,518,163)	(37,468,261)
Total distributions to shareholders	(37,475,533)	(41,877,753)
Increase (decrease) in net assets from capital stock activity	(171,033,114)	(2,043,493)
Total increase (decrease) in net assets	(196,343,590)	18,920,615
Net assets at beginning of year	957,167,335	938,246,720
Net assets at end of year	$760,823,745	$957,167,335
Undistributed net investment income	$5,650,445	$5,111,117

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to May 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	6,654,787	67,814,519	4,409,463	47,154,347
Distributions reinvested	351,338	3,562,259	293,226	3,145,455
Redemptions	(3,802,902)	(38,367,717)	(5,083,754)	(54,363,465)
Net increase (decrease)	3,203,223	33,009,061	(381,065)	(4,063,663)
Class B shares
Subscriptions	18,382	190,540	49,824	534,204
Distributions reinvested	1,777	17,952	2,702	28,972
Redemptions(c)	(60,422)	(613,729)	(143,124)	(1,535,572)
Net decrease	(40,263)	(405,237)	(90,598)	(972,396)
Class C shares
Subscriptions	1,038,864	10,653,232	417,007	4,468,619
Distributions reinvested	42,477	430,416	30,724	329,681
Redemptions	(562,243)	(5,652,430)	(272,023)	(2,913,697)
Net increase	519,098	5,431,218	175,708	1,884,603
Class R4 shares
Subscriptions	238,941	2,450,088	232	2,500
Distributions reinvested	2,847	29,436	1	9
Redemptions	(7,873)	(81,197)	—	—
Net increase	233,915	2,398,327	233	2,509
Class R5 shares
Subscriptions	820,602	8,314,135	47,345	512,734
Distributions reinvested	15,290	156,314	195	2,088
Redemptions	(143,418)	(1,458,967)	—	—
Net increase	692,474	7,011,482	47,540	514,822
Class Z shares
Subscriptions	9,591,736	97,338,786	21,122,398	226,557,842
Distributions reinvested	472,218	4,776,139	531,718	5,704,086
Redemptions	(31,901,761)	(320,592,890)	(21,564,469)	(231,671,296)
Net increase (decrease)	(21,837,807)	(218,477,965)	89,647	590,632
Total net decrease	(17,229,360)	(171,033,114)	(158,535)	(2,043,493)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to May 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,						Year Ended June 30,
Class A	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.72		$10.49		$9.60		$9.77		$8.79		$10.32
Income from investment operations:
Net investment income	0.49		0.45		0.45		0.53		0.52		0.53
Net realized and unrealized gain (loss)	(0.16)		0.22		0.88		(0.19)		0.97		(1.53)
Total from investment operations	0.33		0.67		1.33		0.34		1.49		(1.00)
Less distributions to shareholders:
Net investment income	(0.49)		(0.44)		(0.44)		(0.51)		(0.51)		(0.53)
Total distributions to shareholders	(0.49)		(0.44)		(0.44)		(0.51)		(0.51)		(0.53)
Net asset value, end of period	$10.56		$10.72		$10.49		$9.60		$9.77		$8.79
Total return	3.35%		6.44%		14.19%		3.63%		17.25%		(9.60%)
Ratios to average net assets(b)
Total gross expenses	0.95%		0.96%		0.96	%(c)	0.91%		0.85%		0.90%
Total net expenses(d)	0.86	%(e)	0.85	%(e)	0.80	%(c)(e)	0.85	%(e)	0.85	%(e)	0.90	%(e)
Net investment income	4.87%		4.17%		4.92	%(c)	5.46%		5.44%		5.90%
Supplemental data
Net assets, end of period (in thousands)	$123,890		$91,422		$93,456		$63,669		$80,691		$59,189
Portfolio turnover	12%		9%		9%		23%		18%		26%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended June 30,
Class B	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.72		$10.49		$9.60		$9.77		$8.79		$10.32
Income from investment operations:
Net investment income	0.42		0.37		0.39		0.46		0.45		0.46
Net realized and unrealized gain (loss)	(0.17)		0.22		0.87		(0.19)		0.97		(1.53)
Total from investment operations	0.25		0.59		1.26		0.27		1.42		(1.07)
Less distributions to shareholders:
Net investment income	(0.41)		(0.36)		(0.37)		(0.44)		(0.44)		(0.46)
Total distributions to shareholders	(0.41)		(0.36)		(0.37)		(0.44)		(0.44)		(0.46)
Net asset value, end of period	$10.56		$10.72		$10.49		$9.60		$9.77		$8.79
Total return	2.59%		5.65%		13.41%		2.85%		16.39%		(10.27%)
Ratios to average net assets(b)
Total gross expenses	1.71%		1.70%		1.72	%(c)	1.65%		1.60%		1.65%
Total net expenses(d)	1.62	%(e)	1.60	%(e)	1.55	%(c)(e)	1.60	%(e)	1.60	%(e)	1.65	%(e)
Net investment income	4.13%		3.41%		4.24	%(c)	4.69%		4.72%		5.13%
Supplemental data
Net assets, end of period (in thousands)	$774		$1,217		$2,142		$3,052		$5,995		$8,392
Portfolio turnover	12%		9%		9%		23%		18%		26%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended June 30,
Class C	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.72		$10.49		$9.60		$9.77		$8.79		$10.32
Income from investment operations:
Net investment income	0.43		0.38		0.40		0.48		0.46		0.48
Net realized and unrealized gain (loss)	(0.16)		0.22		0.88		(0.20)		0.97		(1.54)
Total from investment operations	0.27		0.60		1.28		0.28		1.43		(1.06)
Less distributions to shareholders:
Net investment income	(0.43)		(0.37)		(0.39)		(0.45)		(0.45)		(0.47)
Total distributions to shareholders	(0.43)		(0.37)		(0.39)		(0.45)		(0.45)		(0.47)
Net asset value, end of period	$10.56		$10.72		$10.49		$9.60		$9.77		$8.79
Total return	2.73%		5.81%		13.56%		3.01%		16.55%		(10.14%)
Ratios to average net assets(b)
Total gross expenses	1.70%		1.71%		1.71	%(c)	1.66%		1.60%		1.65%
Total net expenses(d)	1.46	%(e)	1.45	%(e)	1.40	%(c)(e)	1.45	%(e)	1.45	%(e)	1.50	%(e)
Net investment income	4.26%		3.57%		4.30	%(c)	4.88%		4.85%		5.29%
Supplemental data
Net assets, end of period (in thousands)	$19,946		$14,684		$12,525		$8,509		$9,288		$8,341
Portfolio turnover	12%		9%		9%		23%		18%		26%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.73		$10.77
Income from investment operations:
Net investment income	0.52		0.10
Net realized and unrealized loss	(0.18)		(0.05	)(b)
Total from investment operations	0.34		0.05
Less distributions to shareholders:
Net investment income	(0.50)		(0.09)
Total distributions to shareholders	(0.50)		(0.09)
Net asset value, end of period	$10.57		$10.73
Total return	3.53%		0.50%
Ratios to average net assets(c)
Total gross expenses	0.76%		0.71	%(d)
Total net expenses(e)	0.65	%(f)	0.68	%(d)
Net investment income	5.09%		4.54	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,476		$3
Portfolio turnover	12%		9%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to May 31, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.71	$10.75
Income from investment operations:
Net investment income	0.52	0.28
Net realized and unrealized loss	(0.17)	(0.06	)(b)
Total from investment operations	0.35	0.22
Less distributions to shareholders:
Net investment income	(0.51)	(0.26)
Total distributions to shareholders	(0.51)	(0.26)
Net asset value, end of period	$10.55	$10.71
Total return	3.64%	2.05%
Ratios to average net assets(c)
Total gross expenses	0.63%	0.61	%(d)
Total net expenses(e)	0.57%	0.61	%(d)
Net investment income	5.21%	4.76	%(d)
Supplemental data
Net assets, end of period (in thousands)	$7,807	$509
Portfolio turnover	12%	9%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Financial Highlights (continued)

	Year Ended May 31,						Year Ended June 30,
Class Z	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.72		$10.49		$9.60		$9.77		$8.79		$10.32
Income from investment operations:
Net investment income	0.51		0.47		0.47		0.55		0.54		0.55
Net realized and unrealized gain (loss)	(0.16)		0.22		0.88		(0.19)		0.97		(1.54)
Total from investment operations	0.35		0.69		1.35		0.36		1.51		(0.99)
Less distributions to shareholders:
Net investment income	(0.51)		(0.46)		(0.46)		(0.53)		(0.53)		(0.54)
Total distributions to shareholders	(0.51)		(0.46)		(0.46)		(0.53)		(0.53)		(0.54)
Net asset value, end of period	$10.56		$10.72		$10.49		$9.60		$9.77		$8.79
Total return	3.56%		6.65%		14.39%		3.82%		17.48%		(9.42%)
Ratios to average net assets(b)
Total gross expenses	0.75%		0.76%		0.76	%(c)	0.71%		0.65%		0.70%
Total net expenses(d)	0.67	%(e)	0.65	%(e)	0.60	%(c)(e)	0.65	%(e)	0.65	%(e)	0.70	%(e)
Net investment income	5.07%		4.37%		5.12	%(c)	5.68%		5.64%		6.07%
Supplemental data
Net assets, end of period (in thousands)	$605,931		$849,332		$830,124		$641,387		$668,875		$498,734
Portfolio turnover	12%		9%		9%		23%		18%		26%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia High Yield Municipal Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Annual Report 2014

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2014

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The Fund will not incur any registration costs upon such resale.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2014

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2014

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2014 was 0.47% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended May 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class R4	0.18
Class R5	0.05
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, these minimum account balance fees reduced total expenses by $860.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the

Annual Report 2014

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2014

average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $154,935 for Class A, $895 for Class B and $1,463 for Class C shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	October 1, 2013 through September 30, 2014	Prior to October 1, 2013
Class A	0.85%	0.89%
Class B	1.60	1.64
Class C	1.60	1.64
Class R4	0.65	0.69
Class R5	0.56	0.61
Class Z	0.65	0.69

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, post-October capital losses and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$131,299
Accumulated net realized loss	335,692
Paid-in capital	(466,991)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2014 ($)	Year Ended May 31, 2013 ($)
Tax-Exempt income	36,619,211	41,620,958
Ordinary income	856,322	256,795
Total	37,475,533	41,877,753

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	11,235,886
Capital loss carryforwards	(82,107,134)
Net unrealized appreciation	33,847,022

Annual Report 2014

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2014

At May 31, 2014, the cost of investments for federal income tax purposes was $722,320,139 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$55,633,142
Unrealized depreciation	(21,786,120)
Net unrealized appreciation	33,847,022

The following capital loss carryforwards, determined at May 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2015	1,471,699
2016	5,694,295
2017	17,741,445
2018	35,721,468
2019	4,244,605
Unlimited short-term	1,233,382
Unlimited long-term	16,000,240
Total	82,107,134

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended May 31, 2014, $1,175,604 of capital loss carryforward was utilized and $466,991 expired unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2014, the Fund will elect to treat post-October capital losses of $3,302,462 as arising on June 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $88,391,959 and $297,342,255, respectively, for the year ended May 31, 2014.

Note 6. Shareholder Concentration

At May 31, 2014, one unaffiliated shareholder of record owned 65.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended May 31, 2014.

Note 8. Significant Risks

Low and Below Investment Grade (High-Yield) Securities Risk

Securities with the lowest investment grade rating, securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Annual Report 2014

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2014

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014

Columbia High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the
Shareholders of Columbia High Yield Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Municipal Fund (the "Fund", a series of Columbia Funds Series Trust I) at May 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2014

Annual Report 2014

Columbia High Yield Municipal Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Exempt-Interest Dividends	97.71%

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2014

Columbia High Yield Municipal Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014

Columbia High Yield Municipal Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014

Columbia High Yield Municipal Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014

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Annual Report 2014

Columbia High Yield Municipal Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014

Columbia High Yield Municipal Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN161_05_D01_(07/14)

Annual Report

May 31, 2014

Columbia Risk Allocation Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Risk Allocation Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	39
Federal Income Tax Information	40
Trustees and Officers	41
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Risk Allocation Fund

Performance Overview

Performance Summary

>  Columbia Risk Allocation Fund (the Fund) Class A shares returned 7.07% excluding sales charges for the 12-month period that ended May 31, 2014.

>  During the same 12-month period, the Fund underperformed its Blended Benchmark, which returned 13.16% and outperformed the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.04%.

>  On March 17, 2014, the Fund's investment strategy was modified to allow more tactical asset allocations and the Fund's asset allocation expanded to include exposure to four asset classes: global equity, global interest rates, global inflation and credit spreads. Prior to this expansion in strategy, the Fund underperformed its Blended Benchmark, fueled by strong equity returns and the Fund's underweight to equities relative to the risk budget of 60% equities/40% fixed-income securities.

>  For the period from March 17, 2014 through May 31, 2014, the Fund modestly outperformed its Blended Benchmark. Equity and credit exposures were the largest positive contributors to returns, while its commodity exposure was a slight detractor.

Average Annual Total Returns (%) (for period ended May 31, 2014)

	Inception	1 Year	Life
Class A	06/19/12
Excluding sales charges		7.07	5.75
Including sales charges		0.95	2.58
Class C	06/19/12
Excluding sales charges		6.07	4.87
Including sales charges		5.07	4.87
Class K	06/19/12	7.18	5.80
Class R	06/19/12	6.77	5.48
Class R5	06/19/12	7.47	6.07
Class W	06/19/12	7.18	5.81
Class Z	06/19/12	7.37	6.03
Blended Benchmark		13.16	13.75
Citigroup 3-Month U.S. Treasury Bill Index		0.04	0.06

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 60% weighting of the S&P 500 Index and a 40% weighting of the Barclays U.S. Aggregate Bond Index. The S&P 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks, and the Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of three-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Risk Allocation Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 19, 2012 – May 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Risk Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Risk Allocation Fund

Manager Discussion of Fund Performance

For the 12-month period that ended May 31, 2014, the Fund's Class A shares returned 7.07% excluding sales charges. The Fund underperformed its Blended Benchmark, which returned 13.16% over the same time period. The Citigroup 3-Month U.S. Treasury Bill Index returned 0.04% during the 12-month period. The Fund takes a risk-based approach to allocating assets.

Equity Exposure Contributed Most Positively

The investment objective of the Fund is to pursue consistent total returns by seeking to allocate risks across multiple asset classes. Prior to March 17, 2014, the Fund's strategy was based on the belief that the best way to achieve consistent risk-adjusted returns was through the use of a risk-balanced structure comprised of equities, fixed income and inflation-hedging securities. The aim of the Fund was to improve upon the capital-based approach to asset allocation, which has tended to result in risk-concentrated portfolios, specifically in equities, over time. The Fund was designed to provide a more consistent return over the long term, while minimizing the severity and duration of drawdowns (peak-to-trough declines) relative to the traditional 60% equities/40% fixed income portfolio.

Based on this investment strategy, during the period from June 1, 2013 through March 14, 2014, the Fund's equity exposure contributed most positively to its absolute performance, while its fixed income and inflation-hedging securities exposures detracted. However, due to strong equity returns and the Fund's underweight to equities relative to the risk budget of a 60% equities/40% fixed-income balanced portfolio, the Fund underperformed its Blended Benchmark.

During these same months, new research by the Columbia Global Asset Allocation Team identified environments wherein a traditional risk-balanced approach may not be optimal. Thus, a revised strategy went into effect on March 17, 2014. The current investment process builds on the foundation of the Fund's original design, but with a more dynamic and flexible approach.

Effective March 17, 2014, the Fund began to use a global allocation strategy, taking a more flexible risk-based approach by allocating to four broad global asset classes: equities, interest rates (fixed-income securities issued by U.S. and non-U.S. governments), inflation and credit spreads (other fixed-income securities). With this new approach, the Fund employs market-based indicators to identify four distinct market states where a policy or benchmark portfolio has been designed to optimize the risk/return profile of that state. Once a policy is established, the Fund then employs a tactical overlay process driven by the portfolio managers' strategy outlook.

For the period from March 17, 2014 through May 31, 2014, the Fund modestly outperformed its Blended Benchmark. Equity and credit exposures were the largest positive contributors to returns, while its commodity exposure within its inflation-hedging allocation was a slight detractor.

New Investment Team

With the change in the Fund's investment strategy, a new investment team assumed portfolio management in mid-March 2014.

Portfolio Management

Jeffrey Knight, CFA

Orhan Imer, Ph.D., CFA*

Toby Nangle*

Beth Vanney, CFA

* Effective March 17, 2014, Messrs. Imer and Nangle were named as Portfolio Managers of the Fund. Todd White, Anwiti Bahuguna, Fred Copper and Kent Peterson no longer serve as Portfolio Managers of the Fund.

Portfolio Breakdown (%) (at May 31, 2014)
Alternative Investment Funds	10.8
Equity Funds	13.2
Exchange-Traded Funds	2.7
Exchange-Traded Notes	2.3
Foreign Government Obligations	0.8
Inflation-Indexed Bonds	30.0
Money Market Funds	33.0
Residential Mortgage-Backed Securities — Agency	3.2
U.S. Treasury Obligations	4.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds (amounting to $68.9 million) which have been segregated to cover obligations related to the Fund's investment in derivatives which provides exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Market Exposure By Asset Class Categories (%)(a) (at May 31, 2014)
Equity Assets	74.9
Inflation-Hedging Assets	59.6
Spread Assets	23.8
Interest Rate Assets	18.0

(a) Percentages are based upon net assets. The percentages do not equal 100% due to the effects of leverage within the Fund's portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic

Annual Report 2014
4

Columbia Risk Allocation Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

At the end of the annual period, we continued to favor equities over bonds, despite the modest underperformance of equities relative to bonds in 2014 year to date. This strong bond market performance was contrary to consensus expectations, which had forecast yields to rise above 3.5% this year. With the 10-year U.S. Treasury yielding less than 2.5% at the end of the annual period, investors may be questioning accelerating global economic growth expectations established at the start of 2014. First quarter 2014 U.S. gross domestic product was, in fact, disappointingly weak at -1.0%.

We currently believe U.S. economic growth will likely remain in a slowdown phase in the months ahead. A review of historical asset class performance in this phase indicates that equities may be likely to outperform bonds, as long as economic growth is positive. We were, in fact, beginning to see signs of improvement in the second quarter of 2014, including better payroll data and some stabilization in consumption trends on slightly better wage growth. Overall, the broad range of U.S. data continues to suggest to us a rebound in economic growth in the second calendar quarter, and thus we anticipate outperformance of equities over bonds.

In the weeks and months ahead, the durability of strong performance in risk asset markets is likely to be key, for, if bond yields fail to move higher and if risk assets begin to lose momentum, the market environment may become very challenging.

exposure of the instrument or transaction. The Fund's portfolio composition and it's market exposure is subject to change. Inflation-Hedging Assets may include, but are not limited to, direct or indirect investments in commodity-related investments, including certain types of commodities-linked derivatives and notes, and U.S. and non-U.S. inflation-linked bonds. Interest Rate Assets generally include fixed-income securities issued by U.S. and non-U.S. governments. Spread Assets generally include any other fixed-income securities.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund's investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Asset allocation does not assure a profit or protect against loss. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses or limited gains. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investments may present different and increased risks from U.S. investments. Risks are enhanced for emerging market issuers. Investment in or exposure to foreign currencies subjects the fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. Interest payments on inflation-protected securities may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities provide no income. As a non-diversified fund, fewer investments could have a greater affect on performance. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the fund to achieve its objective. See the Fund's prospectus for information on these and other risks.

Annual Report 2014
5

Columbia Risk Allocation Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2013 – May 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,090.20	1,021.19	3.91	3.78	0.75	5.11	4.94	0.98
Class C	1,000.00	1,000.00	1,084.50	1,017.45	7.80	7.54	1.50	8.99	8.70	1.73
Class K	1,000.00	1,000.00	1,091.30	1,021.79	3.28	3.18	0.63	4.48	4.33	0.86
Class R	1,000.00	1,000.00	1,088.30	1,019.95	5.21	5.04	1.00	6.40	6.19	1.23
Class R5	1,000.00	1,000.00	1,093.20	1,023.04	1.98	1.92	0.38	3.18	3.08	0.61
Class W	1,000.00	1,000.00	1,091.30	1,021.19	3.91	3.78	0.75	5.11	4.94	0.98
Class Z	1,000.00	1,000.00	1,092.10	1,022.44	2.61	2.52	0.50	3.81	3.68	0.73

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Risk Allocation Fund

Portfolio of Investments

May 31, 2014

(Percentages represent value of investments compared to net assets)

Equity Funds 14.0%

	Shares	Value ($)
Real Estate 14.0%
Columbia Real Estate Equity Fund, Class I Shares(a)	1,831,980	27,681,223
Total Equity Funds (Cost: $27,191,544)		27,681,223

Alternative Investment Funds 11.5%

Columbia Commodity Strategy Fund, Class I Shares(a)(b)	2,610,161	22,630,094
Total Alternative Investment Funds (Cost: $22,898,470)		22,630,094

Residential Mortgage-Backed Securities — Agency 3.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(c)(d) 06/12/44	3.500%	1,080,000	1,111,556
Federal National Mortgage Association(c)(d) 06/12/44	5.000%	1,730,000	1,911,650
06/17/29	2.500%	1,240,000	1,261,700
06/12/44	4.000%	890,000	943,261
Government National Mortgage Association(c)(d) 06/19/44	3.500%	1,320,000	1,372,800
Total Residential Mortgage-Backed Securities — Agency (Cost: $6,573,725)			6,600,967

U.S. Treasury Obligations 4.3%

U.S. Treasury 02/28/21	2.000%	187,500	187,617
04/30/16	0.375%	1,240,000	1,240,872
02/15/21	3.625%	2,375,000	2,627,344
08/15/26	6.750%	187,500	268,828
08/15/27	6.375%	150,000	211,336
11/15/40	4.250%	187,500	221,924
02/15/42	3.125%	375,000	364,570
08/15/43	3.625%	300,000	318,375
10/31/18	1.750%	750,000	763,300
12/31/19	1.125%	1,125,000	1,089,844
01/31/20	1.375%	1,075,000	1,054,256
08/15/23	2.500%	75,000	75,773
Total U.S. Treasury Obligations (Cost: $8,369,075)			8,424,039

Foreign Government Obligations(e) 0.8%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Belgium Government Bond 06/22/24	2.600%	EUR	388,000	562,831
Mexican Bonos 06/10/21	6.500%	MXN	5,500,000	453,952
Spain Government Bond 01/31/22	5.850%	EUR	350,000	591,374
Total Foreign Government Obligations (Cost: $1,598,040)				1,608,157

Inflation-Indexed Bonds(e) 31.7%

France Government Bond OAT 07/25/24	0.250%	EUR	4,396,103	5,972,066
Italy Buoni Poliennali Del Tesoro 09/15/19	2.350%	EUR	2,824,507	4,164,959
09/15/21	2.100%	EUR	2,791,455	4,025,870
09/15/26	3.100%	EUR	1,379,469	2,115,420
New Zealand Government Bond Senior Unsecured 09/20/25	2.000%	NZD	2,492,736	2,021,869
Sweden Inflation-Linked Bond 06/01/25	1.000%	SEK	12,573,903	1,976,909
U.S. Treasury Inflation-Indexed Bond 01/15/21	1.125%		5,699,216	6,172,115
01/15/24	0.625%		6,001,551	6,229,119
01/15/25	2.375%		3,429,252	4,173,350
01/15/29	2.500%		1,651,230	2,090,751
02/15/40	2.125%		2,597,015	3,290,129
02/15/44	1.375%		3,802,875	4,156,741
United Kingdom Gilt Inflation-Linked 03/22/34	0.750%	GBP	4,124,833	8,092,187
03/22/44	0.125%	GBP	4,545,142	8,075,465
Total Inflation-Indexed Bonds (Cost: $62,130,331)				62,556,950

Exchange-Traded Funds 2.8%

	Shares	Value ($)
iShares MSCI Canada ETF	183,273	5,626,481
Total Exchange-Traded Funds (Cost: $5,617,170)		5,626,481

Exchange-Traded Notes 2.5%

iPath Dow Jones-UBS Commodity Index Total Return ETN(b)	123,579	4,843,061
Total Exchange-Traded Notes (Cost: $5,011,054)		4,843,061

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Risk Allocation Fund

Portfolio of Investments (continued)

May 31, 2014

Money Market Funds 34.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.092%(a)(f)	68,867,224	68,867,224
Total Money Market Funds (Cost: $68,867,224)		68,867,224
Total Investments (Cost: $208,256,633)		208,838,196
Other Assets & Liabilities, Net		(11,393,884)
Net Assets		197,444,312

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at May 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank, PLC	06/17/2014	415,000 EUR	570,012 USD	4,320	—
Barclays Bank, PLC	06/19/2014	8,960,000 SEK	1,353,541 USD	15,030	—
Citigroup Global Markets Inc.	06/23/2014	500,000 AUD	468,670 USD	3,988	—
Goldman, Sachs & Co.	07/02/2014	35,636 USD	375,000 ZAR	—	(367)
Goldman, Sachs & Co.	07/09/2014	65,268 USD	200,000 PLN	500	—
HSBC Securities (USA), Inc.	06/11/2014	2,557,294 USD	261,000,000 JPY	6,685	—
HSBC Securities (USA), Inc.	06/24/2014	322,739 USD	350,000 CAD	—	(114)
HSBC Securities (USA), Inc.	06/24/2014	1,217,642 USD	1,325,000 CAD	3,722	—
J.P. Morgan Securities, Inc.	07/11/2014	45,691 USD	250,000 DKK	—	(15)
Standard Chartered Bank	06/12/2014	7,659 USD	25,000 MYR	114	—
Standard Chartered Bank	06/12/2014	15,592 USD	50,000 MYR	—	(47)
Standard Chartered Bank	06/19/2014	1,900,000 GBP	3,190,627 USD	6,234	—
Standard Chartered Bank	06/20/2014	5,000,000 MXN	386,659 USD	—	(1,723)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Risk Allocation Fund

Portfolio of Investments (continued)

May 31, 2014

Forward Foreign Currency Exchange Contracts Open at May 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
State Street Bank & Trust Company	06/05/2014	12,578 USD	75,000 NOK	—	(33)
State Street Bank & Trust Company	06/05/2014	24,965 USD	150,000 NOK	126	—
State Street Bank & Trust Company	06/20/2014	847,956 USD	1,900,000 BRL	—	(3,929)
Total				40,719	(6,228)

Futures Contracts Outstanding at May 31, 2014

At May 31, 2014, cash totaling $4,953,096 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI JGB	21	JPY	3,001,061	06/2014	9,780	—
AUST 3YR BOND	9	AUD	914,953	06/2014	2,088	—
CAN 10YR BOND	2	CAD	250,558	09/2014	1,475	—
EMINI MSCI EAFE INDEX	558	USD	54,647,730	06/2014	807,438	—
EURO BUXL 30YR BOND	2	EUR	365,270	06/2014	4,856	—
EURO-BTP (ITALY GOVT)	8	EUR	1,365,004	06/2014	18,637	—
EURO-BUND	3	EUR	600,372	06/2014	5,298	—
EURO-OAT	5	EUR	955,364	06/2014	7,001	—
LONG GILT	8	GBP	1,485,246	09/2014	12,281	—
MSCI EMER MKT MIN	314	USD	16,086,220	06/2014	200,443	—
S&P 500 EMINI	745	USD	71,575,875	06/2014	1,165,212	—
SHORT EURO-BTP (ITALY GOVT)	6	EUR	906,877	06/2014	1,761	—
US 10YR NOTE	1	USD	125,516	09/2014	108	—
US LONG BOND	4	USD	549,875	09/2014	—	(1,789)
US ULTRA T-BOND	6	USD	901,688	09/2014	—	(3,902)
Total					2,236,378	(5,691)

Credit Default Swap Contracts Outstanding at May 31, 2014

At May 31, 2014, cash totaling $670,000 was received from broker as collateral to cover open credit default swap contracts.

At May 31, 2014, cash totaling $1,942,701 was pledged as collateral to cover open centrally cleared credit default swap contracts.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Risk Allocation Fund

Portfolio of Investments (continued)

May 31, 2014

Credit Default Swap Contracts Outstanding at May 31, 2014 (continued)

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	CDX Emerging Markets Index 21-V1	06/20/2019	5.000	2.49	6,250,000	723,973	(621,156)	62,500	165,317	—
Morgan Stanley	CDX Emerging Markets Index 21-V1	06/20/2019	5.000	2.49	5,250,000	608,137	(573,632)	52,500	87,005	—
Morgan Stanley*	CDX North America High Yield 22-V1	06/20/2019	5.000	3.13	11,880,000	138,368	—	118,800	257,168	—
Morgan Stanley*	CDX North America Investment Grade 22-V1	06/20/2019	1.000	0.62	17,000,000	25,569	—	34,000	59,569	—
Total									569,059	—

*  Centrally cleared swap contract

**Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on  corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swap Contracts Outstanding at May 31, 2014

At May 31, 2014, cash totaling $1,157,653 was pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/ Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount ($)	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	2.2870	05/02/2021	USD	11,000,000	(65)	168,598	—
Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	3.1590	05/02/2029	USD	3,000,000	(30)	76,684	—
Total								245,282	—

*Centrally cleared swap contract

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Risk Allocation Fund

Portfolio of Investments (continued)

May 31, 2014

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares*	—	2,897,598	(2,798,005)	(99,593)	—	14,598	—
Columbia Commodity Strategy Fund, Class I Shares	3,008,001	23,183,999	(3,112,000)	(181,530)	22,898,470	—	22,630,094
Columbia Emerging Markets Fund, Class I Shares*	1,798,701	1,088,129	(2,971,675)	84,845	—	10,129	—
Columbia Real Estate Equity Fund, Class I Shares	—	27,191,544	—	—	27,191,544	2,544	27,681,223
Columbia Short-Term Cash Fund	8,436,243	142,939,238	(82,508,257)	—	68,867,224	8,255	68,867,224
Total	13,242,945	197,300,508	(91,389,937)	(196,278)	118,957,238	35,526	119,178,541

*Issuer was not an affiliate for the entire period ended May 31, 2014.

(b)  Non-income producing.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(f)  The rate shown is the seven-day current annualized yield at May 31, 2014.

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

DKK  Danish Krone

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

SEK  Swedish Krona

USD  US Dollar

ZAR  South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Risk Allocation Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Risk Allocation Fund

Portfolio of Investments (continued)

May 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	27,681,223	—	—	27,681,223
Alternative Investment Funds	22,630,094	—	—	22,630,094
Money Market Funds	68,867,224	—	—	68,867,224
Total Mutual Funds	119,178,541	—	—	119,178,541
Bonds
Residential Mortgage-Backed Securities — Agency	—	6,600,967	—	6,600,967
U.S. Treasury Obligations	8,424,039	—	—	8,424,039
Foreign Government Obligations	—	1,608,157	—	1,608,157
Inflation-Indexed Bonds	—	62,556,950	—	62,556,950
Total Bonds	8,424,039	70,766,074	—	79,190,113
Equity Securities
Exchange-Traded Funds	5,626,481	—	—	5,626,481
Total Equity Securities	5,626,481	—	—	5,626,481
Other
Exchange-Traded Notes	4,843,061	—	—	4,843,061
Total Other	4,843,061	—	—	4,843,061
Investments in Securities	138,072,122	70,766,074	—	208,838,196
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	40,719	—	40,719
Futures Contracts	2,236,378	—	—	2,236,378
Swap Contracts	—	814,341	—	814,341
Liabilities
Forward Foreign Currency Exchange Contracts	—	(6,228)	—	(6,228)
Futures Contracts	(5,691)	—	—	(5,691)
Total	140,302,809	71,614,906	—	211,917,715

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Risk Allocation Fund

Statement of Assets and Liabilities

May 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $89,299,395)	$89,659,655
Affiliated issuers (identified cost $118,957,238)	119,178,541
Total investments (identified cost $208,256,633)	208,838,196
Foreign currency (identified cost $4,010)	3,991
Margin deposits	8,053,450
Unrealized appreciation on forward foreign currency exchange contracts	40,719
Unrealized appreciation on swap contracts	252,322
Premiums paid on outstanding swap contracts	1,194,883
Receivable for:
Investments sold	21,040,312
Investments sold on a delayed delivery basis	8,419,008
Capital shares sold	340,417
Dividends	3,414
Interest	344,385
Reclaims	5,651
Variation margin	141,452
Expense reimbursement due from Investment Manager	1,323
Prepaid expenses	18
Trustees' deferred compensation plan	3,815
Total assets	248,683,356
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	6,228
Payable for:
Investments purchased	35,383,183
Investments purchased on a delayed delivery basis	14,926,309
Capital shares purchased	632,062
Variation margin	208,171
Investment management fees	2,954
Distribution and/or service fees	1,320
Transfer agent fees	32,093
Administration fees	325
Plan administration fees	1
Compensation of board members	297
Chief compliance officer expenses	1
Other expenses	42,285
Trustees' deferred compensation plan	3,815
Total liabilities	51,239,044
Net assets applicable to outstanding capital stock	$197,444,312
Represented by
Paid-in capital	$193,101,461
Undistributed net investment income	90,652
Accumulated net realized gain	593,739
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	360,260
Investments — affiliated issuers	221,303
Foreign currency translations	(2,622)
Forward foreign currency exchange contracts	34,491
Futures contracts	2,230,687
Swap contracts	814,341
Total — representing net assets applicable to outstanding capital stock	$197,444,312

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Risk Allocation Fund

Statement of Assets and Liabilities (continued)

May 31, 2014

Class A
Net assets	$7,280,636
Shares outstanding	711,039
Net asset value per share	$10.24
Maximum offering price per share(a)	$10.86
Class C
Net assets	$416,413
Shares outstanding	41,168
Net asset value per share	$10.11
Class K
Net assets	$2,772
Shares outstanding	270
Net asset value per share(b)	$10.25
Class R
Net assets	$2,759
Shares outstanding	270
Net asset value per share(b)	$10.20
Class R5
Net assets	$26,008
Shares outstanding	2,528
Net asset value per share	$10.29
Class W
Net assets	$183,245,929
Shares outstanding	17,872,765
Net asset value per share	$10.25
Class Z
Net assets	$6,469,795
Shares outstanding	629,387
Net asset value per share	$10.28

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Risk Allocation Fund

Statement of Operations

Year Ended May 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$903
Dividends — affiliated issuers	35,526
Interest	226,672
Total income	263,101
Expenses:
Investment management fees	112,337
Distribution and/or service fees
Class A	17,757
Class C	7,517
Class R	12
Class W	26,568
Transfer agent fees
Class A	23,252
Class C	2,491
Class K	1
Class R	7
Class R5	2
Class W	23,452
Class Z	16,795
Administration fees	14,195
Plan administration fees
Class K	6
Compensation of board members	21,179
Custodian fees	21,029
Printing and postage fees	26,406
Registration fees	108,537
Professional fees	34,811
Chief compliance officer expenses	6
Other	13,040
Total expenses	469,400
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(299,257)
Total net expenses	170,143
Net investment income	92,958
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	55,499
Investments — affiliated issuers	(196,278)
Foreign currency translations	36,527
Forward foreign currency exchange contracts	14,076
Futures contracts	673,470
Swap contracts	292,615
Net realized gain	875,909
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	680,608
Investments — affiliated issuers	263,382
Foreign currency translations	4,766
Forward foreign currency exchange contracts	34,491
Futures contracts	2,072,793
Swap contracts	1,063,339
Net change in unrealized appreciation (depreciation)	4,119,379
Net realized and unrealized gain	4,995,288
Net increase in net assets resulting from operations	$5,088,246

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Risk Allocation Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Operations
Net investment income (loss)	$92,958	$(44,233)
Net realized gain	875,909	800,913
Net change in unrealized appreciation (depreciation)	4,119,379	(460,919)
Net increase in net assets resulting from operations	5,088,246	295,761
Distributions to shareholders
Net investment income
Class A	—	(92,647)
Class C	—	(5,059)
Class K	—	(35)
Class R	—	(31)
Class R5	—	(38)
Class W	—	(35)
Class Z	—	(77,174)
Net realized gains
Class A	(325,536)	(151,405)
Class C	(25,110)	(11,866)
Class K	(120)	(57)
Class R	(120)	(57)
Class R5	(120)	(57)
Class W	(120)	(57)
Class Z	(244,580)	(114,400)
Total distributions to shareholders	(595,706)	(452,918)
Increase (decrease) in net assets from capital stock activity	178,259,541	4,849,388
Total increase in net assets	182,752,081	4,692,231
Net assets at beginning of year	14,692,231	10,000,000
Net assets at end of year	$197,444,312	$14,692,231
Undistributed net investment income	$90,652	$44,645

(a) For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Risk Allocation Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2014		Year Ended May 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	107,221	1,054,840	338,036	3,552,279
Distributions reinvested	9,337	86,275	5,774	60,283
Redemptions	(214,690)	(2,070,228)	(34,014)	(356,482)
Net increase (decrease)	(98,132)	(929,113)	309,796	3,256,080
Class C shares
Subscriptions	9,144	87,700	137,812	1,455,041
Distributions reinvested	2,728	24,991	1,613	16,844
Redemptions	(109,050)	(1,051,933)	(1,329)	(13,996)
Net increase (decrease)	(97,178)	(939,242)	138,096	1,457,889
Class K shares
Subscriptions	20	200	—	—
Net increase	20	200	—	—
Class R shares
Subscriptions	20	200	—	—
Net increase	20	200	—	—
Class R5 shares
Subscriptions	2,278	22,730	—	—
Net increase	2,278	22,730	—	—
Class W shares
Subscriptions	18,117,939	181,441,953	—	—
Redemptions	(245,424)	(2,482,059)	—	—
Net increase	17,872,515	178,959,894	—	—
Class Z shares
Subscriptions	121,008	1,181,488	13,192	140,629
Distributions reinvested	574	5,319	63	657
Redemptions	(4,283)	(41,935)	(542)	(5,867)
Net increase	117,299	1,144,872	12,713	135,419
Total net increase	17,796,822	178,259,541	460,605	4,849,388

(a) For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Risk Allocation Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.06		$10.00
Income from investment operations:
Net investment income (loss)	0.01		(0.04)
Net realized and unrealized gain	0.65		0.47
Total from investment operations	0.66		0.43
Less distributions to shareholders:
Net investment income	—		(0.14)
Net realized gains	(0.48)		(0.23)
Total distributions to shareholders	(0.48)		(0.37)
Net asset value, end of period	$10.24		$10.06
Total return	7.07%		4.15%
Ratios to average net assets(b)
Total gross expenses	2.01%		2.97	%(c)
Total net expenses(d)	0.75%		0.60	%(c)
Net investment income (loss)	0.14%		(0.42	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$7,281		$8,139
Portfolio turnover	303	%(e)	76%

Notes to Financial Highlights

(a)  For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 256% for the year ended May 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Risk Allocation Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.03		$10.00
Income from investment operations:
Net investment loss	(0.06)		(0.12)
Net realized and unrealized gain	0.62		0.48
Total from investment operations	0.56		0.36
Less distributions to shareholders:
Net investment income	—		(0.10)
Net realized gains	(0.48)		(0.23)
Total distributions to shareholders	(0.48)		(0.33)
Net asset value, end of period	$10.11		$10.03
Total return	6.07%		3.43%
Ratios to average net assets(b)
Total gross expenses	2.76%		3.69	%(c)
Total net expenses(d)	1.50%		1.33	%(c)
Net investment loss	(0.65%)		(1.19	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$416		$1,387
Portfolio turnover	303	%(e)	76%

Notes to Financial Highlights

(a)  For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 256% for the year ended May 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Risk Allocation Fund

Financial Highlights (continued)

	Year Ended May 31,
Class K	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.06		$10.00
Income from investment operations:
Net investment income (loss)	0.03		(0.04)
Net realized and unrealized gain	0.64		0.47
Total from investment operations	0.67		0.43
Less distributions to shareholders:
Net investment income	—		(0.14)
Net realized gains	(0.48)		(0.23)
Total distributions to shareholders	(0.48)		(0.37)
Net asset value, end of period	$10.25		$10.06
Total return	7.18%		4.13%
Ratios to average net assets(b)
Total gross expenses	1.79%		2.90	%(c)
Total net expenses(d)	0.63%		0.63	%(c)
Net investment income (loss)	0.35%		(0.37	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3		$3
Portfolio turnover	303	%(e)	76%

Notes to Financial Highlights

(a)  For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 256% for the year ended May 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Risk Allocation Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.05		$10.00
Income from investment operations:
Net investment loss	(0.01)		(0.07)
Net realized and unrealized gain	0.64		0.47
Total from investment operations	0.63		0.40
Less distributions to shareholders:
Net investment income	—		(0.12)
Net realized gains	(0.48)		(0.23)
Total distributions to shareholders	(0.48)		(0.35)
Net asset value, end of period	$10.20		$10.05
Total return	6.77%		3.90%
Ratios to average net assets(b)
Total gross expenses	2.26%		3.14	%(c)
Total net expenses(d)	1.00%		0.87	%(c)
Net investment loss	(0.14%)		(0.74	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3		$3
Portfolio turnover	303	%(e)	76%

Notes to Financial Highlights

(a)  For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 256% for the year ended May 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Risk Allocation Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.07		$10.00
Income from investment operations:
Net investment income (loss)	0.07		(0.03)
Net realized and unrealized gain	0.63		0.48
Total from investment operations	0.70		0.45
Less distributions to shareholders:
Net investment income	—		(0.15)
Net realized gains	(0.48)		(0.23)
Total distributions to shareholders	(0.48)		(0.38)
Net asset value, end of period	$10.29		$10.07
Total return	7.47%		4.37%
Ratios to average net assets(b)
Total gross expenses	1.54%		2.66	%(c)
Total net expenses(d)	0.38%		0.38	%(c)
Net investment income (loss)	0.68%		(0.25	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$26		$3
Portfolio turnover	303	%(e)	76%

Notes to Financial Highlights

(a)  For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 256% for the year ended May 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Risk Allocation Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.06		$10.00
Income from investment operations:
Net investment income (loss)	0.05		(0.04)
Net realized and unrealized gain	0.62		0.47
Total from investment operations	0.67		0.43
Less distributions to shareholders:
Net investment income	—		(0.14)
Net realized gains	(0.48)		(0.23)
Total distributions to shareholders	(0.48)		(0.37)
Net asset value, end of period	$10.25		$10.06
Total return	7.18%		4.15%
Ratios to average net assets(b)
Total gross expenses	2.01%		2.90	%(c)
Total net expenses(d)	0.75%		0.62	%(c)
Net investment income (loss)	0.62%		(0.42	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$183,246		$3
Portfolio turnover	303	%(e)	76%

Notes to Financial Highlights

(a)  For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 256% for the year ended May 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Risk Allocation Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.07		$10.00
Income from investment operations:
Net investment income (loss)	0.04		(0.02)
Net realized and unrealized gain	0.65		0.47
Total from investment operations	0.69		0.45
Less distributions to shareholders:
Net investment income	—		(0.15)
Net realized gains	(0.48)		(0.23)
Total distributions to shareholders	(0.48)		(0.38)
Net asset value, end of period	$10.28		$10.07
Total return	7.37%		4.39%
Ratios to average net assets(b)
Total gross expenses	1.76%		2.66	%(c)
Total net expenses(d)	0.50%		0.35	%(c)
Net investment income (loss)	0.41%		(0.17	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$6,470		$5,156
Portfolio turnover	303	%(e)	76%

Notes to Financial Highlights

(a)  For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 256% for the year ended May 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Risk Allocation Fund

Notes to Financial Statements

May 31, 2014

Note 1. Organization

Columbia Risk Allocation Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund may invest significantly in Class I shares of mutual funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (affiliated underlying funds). The Fund may also invest in third-party advised (unaffiliated) funds and exchange-traded funds (ETFs), (collectively with the affiliated underlying funds, the Underlying Funds). The Fund also invests significantly in derivatives. The financial statements of the Underlying Funds in which the Fund invests should be read in conjunction with the Fund's financial statements.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class K, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Annual Report 2014
26

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2014

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will

Annual Report 2014
27

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2014

typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to generate total return through long and short currency positions versus the U.S. dollar and to gain market exposure to foreign currencies. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to obtain fixed income and equity market risk exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the

Annual Report 2014
28

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2014

possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to obtain credit risk exposure. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

Annual Report 2014
29

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2014

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to obtain interest rate market risk exposure. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Annual Report 2014
30

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2014

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2014:

	Net Amounts of			Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	40,719	—	40,719	2,377	—	—	38,342
Over-the-Counter Swap Contracts(c)	1,447,110	—	1,447,110	—	670,000	—	777,110
Centrally Cleared Swap Contracts(d)	20,098	—	20,098	19,365	—	—	733
Total	1,507,927	—	1,507,927	21,742	670,000	—	816,185
	Net Amounts of			Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(e)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(f)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	6,228	—	6,228	2,377	—	—	3,851
Centrally Cleared Swap Contracts(g)	19,365	—	19,365	19,365	—	—	—
Total	25,593	—	25,593	21,742	—	—	3,851

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d) Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(e) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(f) Represents the net amount due to counterparties in the event of default.

(g) Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the

Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2014
31

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2014

The following table is a summary of the fair value of derivative instruments at May 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	569,059	*
Credit risk	Premiums paid on outstanding swap contracts	1,194,788
Equity risk	Net assets — unrealized appreciation on futures contracts	2,173,093	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	40,719
Interest rate risk	Net assets — unrealized appreciation on futures contracts	63,285	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	245,282	*
Interest rate risk	Premiums paid on outstanding swap contracts	95
Total		4,286,321
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	6,228
Interest rate risk	Net assets — unrealized depreciation on futures contracts	5,691	*
Total		11,919

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended May 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	457,301	457,301
Equity risk	—	696,298	—	696,298
Foreign exchange risk	14,076	—	—	14,076
Interest rate risk	—	(22,828)	(164,686)	(187,514)
Total	14,076	673,470	292,615	980,161
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Future Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	569,059	569,059
Equity risk	—	1,934,451	—	1,934,451
Foreign exchange risk	34,491	—	—	34,491
Interest rate risk	—	138,342	494,280	632,622
Total	34,491	2,072,793	1,063,339	3,170,623

Annual Report 2014
32

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2014

The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2014:

Derivative Instrument		Average notional amounts($)*
Futures contracts — Long		45,886,326
Credit default Swap Contracts — sell protection		14,495,000
Derivative Instrument	Average unrealized appreciation($)*	Average unrealized depreciation($)*
Forward foreign currency exchange contracts	10,180	(1,557)
Interest rate swaps	67,171	(140,243)

*Based on ending quarterly outstanding amounts for the year ending May 31, 2014.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily

Annual Report 2014
33

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2014

basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is a blend of (i) 0.00% on assets invested in affiliated mutual funds, ETFs and closed-end funds that pay an investment advisory fee to the Investment Manager, (ii) 0.10% on assets invested in ETFs and mutual funds that are not managed by the Investment Manager or its affiliates and (iii) an advisory fee that declines from 0.70% to 0.60%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including affiliated mutual funds, ETFs and closed-end funds advised by the Investment Manager that do not pay an investment advisory fee, ETFs, third party closed-end funds, derivatives and individual securities. The effective investment management fee rate for the year ended May 31, 2014 was 0.47% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the

Annual Report 2014
34

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2014

year ended May 31, 2014, there were no expenses incurred for these particular items.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended May 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.28%
Class C	0.28
Class K	0.05
Class R	0.28
Class R5	0.05
Class W	0.28
Class Z	0.28

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2014, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of

Annual Report 2014
35

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2014

the average daily net assets attributable to Class A, Class C, Class R and Class W shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $7,966 for Class A and $48 for Class C shares for the year ended May 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through September 30, 2014
Class A	0.75%
Class C	1.50
Class K	0.63
Class R	1.00
Class R5	0.38
Class W	0.75
Class Z	0.50

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2014, these differences are primarily due to differing treatment for Trustees' deferred compensation, deferral/reversal of wash sales losses, foreign currency transactions, investments in partnerships, passive foreign investment company (PFIC) holdings, derivative investments and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(46,951)
Accumulated net realized gain	46,952
Paid-in capital	(1)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2014	2013
Ordinary income	$389,922	$347,321
Long-term capital gains	205,784	105,597
Total	$595,706	$452,918

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,882,271
Undistributed long-term capital gains	1,119,466
Net unrealized appreciation	545,196

Annual Report 2014
36

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2014

At May 31, 2014, the cost of investments for federal income tax purposes was $208,293,000 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,096,153
Unrealized depreciation	(550,957)
Net unrealized appreciation	$545,196

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $200,117,384 and $67,301,678, respectively, for the year ended May 31, 2014, of which $77,438,364 and $24,402,296, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2014, affiliated shareholders of record owned 99.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended May 31, 2014.

Note 9. Significant Risks

Commodity — Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. Limited or no active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument. Subsidiaries making commodity-related investments will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may

Annual Report 2014
37

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2014

result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Leverage Risk

Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund's net asset value (NAV) even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The Fund's assets that are used as collateral to secure the Fund's obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund's risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
38

Columbia Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Risk Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Risk Allocation Fund (the "Fund", a series of Columbia Funds Series Trust I) at May 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period June 19, 2012 (commencement of operations) through May 31,2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2014

Annual Report 2014
39

Columbia Risk Allocation Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Capital Gain Dividend	$1,185,942

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
40

Columbia Risk Allocation Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2014
41

Columbia Risk Allocation Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
42

Columbia Risk Allocation Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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Annual Report 2014
44

Columbia Risk Allocation Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.

Annual Report 2014
45

Columbia Risk Allocation Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN214_05_D01_(07/14)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing.  Fiscal year 2013 also includes fees for a fund that merged away during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2014 and May 31, 2013 are approximately as follows:

2014	2013
$73,300	$80,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2013 also includes Audit Fees for the review and provision of consent in connection with filing Form N-1A for a new fund.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2014 and May 31, 2013 are approximately as follows:

2014	2013
$1,200	$1,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended May 31, 2014 and May 31, 2013, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2014 and May 31, 2013 are approximately as follows:

2014	2013
$14,300	$23,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2013 also includes Tax Fees for agreed-upon procedures for a fund merger and the review of a final tax return.

During the fiscal years ended May 31, 2014 and May 31, 2013, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2014 and May 31, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2014 and May 31, 2013 are approximately as follows:

2014	2013
$325,000	$232,300

In both fiscal years 2014 and 2013, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended May 31, 2014 and May 31, 2013 are approximately as follows:

2014	2013
$340,500	$257,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 22, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 22, 2014